FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3489

                         The Wright Managed Equity Trust
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                                  --------------
                             Date of Fiscal Year End

                                  June 30, 2004
                                 ---------------
                            Date of Reporting Period

 ---------------------------------------------------------------------------

Item 1. REPORTS TO STOCKHOLDERS



              THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS





                           SEMI-ANNUAL REPORT

                           JUNE 30 , 2004

                  THE WRIGHT MANAGED EQUITY TRUST
                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST
                           o   Wright U.S. Government Near Term Fund
                           o   Wright U.S. Government Intermediate Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
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THE WRIGHT  MANAGED BLUE CHIP  INVESTMENT  FUNDS  CONSISTS OF THREE EQUITY FUNDS
FROM THE WRIGHT  MANAGED EQUITY TRUST AND FOUR FIXED INCOME FUNDS FROM THE
WRIGHT MANAGED INCOME TRUST. EACH OF THE SEVEN FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright" or the "Adviser"). All 25,000 global companies (covering 50 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) seeks to enhance total investment return of price appreciation plus income. The funds portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the fund's investment. The Adviser seeks to outperform the Standard & Poor's 400 Index (S&P
400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index (S&P 500) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

FOUR FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of between one and three years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly. The fund's benchmark is the Lehman U.S. Government 1-3 Year Bond Index.

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI) seeks a high total return with an emphasis on income by investing in obligations of the U.S. Government and U.S. Government Agencies maintaining an average maturity from two to six years. The fund does not invest in derivatives. Assets are allocated on the basis of Wright's economic outlook and expected trend in interest rates. Dividends are accrued daily and paid monthly. The fund's benchmark is the Lehman U.S. Government Intermediate Bond Index.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the best total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The fund's benchmark is the Lehman U.S. Aggregate Bond Index.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies including GNMAs to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The funds benchmark is the Lehman GNMA Backed Bond Index.

TABLE OF CONTENTS
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INVESTMENT OBJECTIVES...inside front & back cover
LETTER TO SHAREHOLDERS..........................2
MANAGEMENT DISCUSSION...........................3


            FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST

   WRIGHT SELECTED BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................10
     Statement of Assets & Liabilities.........13
     Statement of Operations...................13
     Statement of Changes in Net Assets........14
     Financial Highlights......................15

   WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................16
     Statement of Assets & Liabilities.........19
     Statement of Operations...................19
     Statement of Changes in Net Assets........20
     Financial Highlights......................21

   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................22
     Statement of Assets & Liabilities.........24
     Statement of Operations...................24
     Statement of Changes in Net Assets........25
     Financial Highlights......................26

   NOTES TO FINANCIAL STATEMENTS...............27

THE WRIGHT MANAGED INCOME TRUST

   WRIGHT U.S. GOVERNMENT NEAR TERM FUND
     Portfolio of Investments..................32
     Statement of Assets & Liabilities.........33
     Statement of Operations...................33
     Statement of Changes in Net Assets........34
     Financial Highlights......................35

   WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND
     Portfolio of Investments..................36
     Statement of Assets & Liabilities.........37
     Statement of Operations...................37
     Statement of Changes in Net Assets........38
     Financial Highlights......................39

   WRIGHT TOTAL RETURN BOND FUND
     Portfolio of Investments..................40
     Statement of Assets & Liabilities.........44
     Statement of Operations...................44
     Statement of Changes in Net Assets........45
     Financial Highlights......................46

   WRIGHT CURRENT INCOME FUND
     Portfolio of Investments..................47
     Statement of Assets & Liabilities.........50
     Statement of Operations...................50
     Statement of Changes in Net Assets........51
     Financial Highlights......................52

   NOTES TO FINANCIAL STATEMENTS...............53

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------



                                                               July 2004


Dear Shareholders:

        The relative calm of the stock market in the first half of 2004 has been a welcome, if not totally satisfying, feature of the investment landscape this year. Welcome, since it is a big improvement on the extreme volatility of stock prices in 1998-02; disappointing, because the fundamentals would seem to deserve better than the 1.3% price increases achieved by the S&P 500 in each of 2004's first two quarters. (Annualized, with dividend income included, the S&P 500's first-half total return works out to 6.8%, about one-third short of the market's 10.4% long-term average). Mid-cap stocks fared better than big-caps by 2.6% over the first six months of 2004, despite lagging by some 75 bps in Q2. Likewise, foreign equities also averaged a better-than-S&P 500 total return for the first half in U.S. dollar terms, but lagged in Q2 due to weakness in the Pacific region and the stronger dollar.

        To some extent, the U.S. stock market's first-half shortfall relative to expectations is the result of uncertainty surrounding Federal Reserve monetary policy. The Fed's first interest rate hike in four years came on the final day of the second quarter but was anticipated by the market for most of the quarter (following the April 2 Labor Department report of 300,000 new jobs created during March). Concerns that the Fed was about to embark on a protracted tightening sent the 10-year Treasury bond yield up roughly 75 basis points in the second quarter. With the market's favorite discount rate rising so significantly, stock investors grew more cautious, reducing the market P/E multiple from around 18.5 times 12-month forward earnings at the market's February high to 16.5 times at midyear.

        In the fixed-income arena, the Lehman bond market aggregate lost 2.4% in Q2 (eking out a 0.2% return YTD), lagging the 0.2% return on three-month Treasury bills (0.5% YTD). By the measure of the Lehman aggregate, the second quarter was the worst for bonds in 10 years. The Fed's quarter-point increase in its fed funds target from a 45-year low of 1.0% is widely seen as the first of several interest rate hikes over the next 12 months. But the two-to-five year segment of the Treasury yield curve has seen interest rates rise almost 175 basis points from the June 2003 lows through midyear 2004, suggesting that bond prices already reflect a lot of Fed tightening to come. The model everyone is hoping to avoid, of course, is that of 1994, when the Fed launched a three-percentage-point increase in interest rates, pummeling bonds and depressing stock prices for much of that year.

        Few people actually think that Fed monetary tightening in 2004-05 will come to that. For one thing, improvement in the jobs market may not be that well established, as is suggested in the weaker-than-expected 112,000 new jobs created during June. Add to that the fact that inflation risks are more moderate today than they were 10 years ago. Labor productivity is trending higher, and as a result unit labor costs in nonfarm businesses are down 1% over the latest 12 months. Global competition is also more pervasive today, constraining firms'
pricing power, while spare capacity is still more than adequate in most industries. The U.S. dollar appreciated about 2% against a trade-weighted basket of major foreign currencies in the second quarter (its second straight quarter in the black after declining five quarters in a row), which suggests that import price pressures might recede in the months ahead. Further out, it is hard to avoid concluding that the dollar will resume its downward trend under the weight of the U.S.'s half-trillion-dollar trade deficit, another reason to appreciate what global diversification brings to stock portfolios in the current environment.

        Despite the many missing pieces of the 2004 market puzzle - the Iraq transition, terrorism, energy prices, the extent of Fed tightening and the Presidential election - the picture that emerges is nevertheless seen to be favorable, particularly from the perspective of equity investors. An important reason for this positive view is the powerful momentum of corporate earnings, which increased an estimated 20% in the first half of 2004 and stand to increase another 8%-10% over the coming 12 months. For this period ahead, we continue to believe that equity returns on the order of the market's 10% long-term norm are feasible, well ahead of expected bond market returns and returns on short-term cash equivalents. As always, I invite your questions and suggestions on how we can better serve your investment needs.

                                                  Sincerely,

                                                  s/s Peter M. Donovan
                                                  ---------------------
                                                  Peter M. Donovan
                                                  President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------



EQUITY FUNDS

SEVERAL ISSUES COMBINED TO KEEP THE U.S. STOCK MARKET IN THE DOLDRUMS FOR THE SECOND STRAIGHT QUARTER. THE S&P 500'S PRICE RISE FOR THE SECOND QUARTER OF 2004 EXACTLY MATCHED THE FIRST-QUARTER'S 1.3%; NASDAQ DOUBLED THAT INCREASE, WHILE THE DOW EDGED INTO THE BLACK WITH AN 0.8% GAIN. SO FAR THIS YEAR, THE S&P 500 AND NASDAQ HAVE POSTED PRICE GAINS IN THE 2%-3% RANGE, WHILE THE DOW IS JUST ABOUT UNCHANGED. INVESTORS COULD HAVE DONE BETTER THAN THE MARKET IN THE FIRST HALF OF 2004 BY CONCENTRATING ON SMALL- AND MID-CAP STOCKS. THE S&P MIDCAP 400 AND SMALLCAP 600 ROSE 5.5% AND 9.6%, RESPECTIVELY, FOR THE SIX MONTHS. IN DOLLAR TERMS, FOREIGN MARKETS IN THE AGGREGATE LAGGED THE S&P 500 IN THE SECOND QUARTER WITH A 0.8% DECLINE BUT PERFORMED IN LINE WITH THE U.S. FOR THE FIRST HALF WITH A 2.9% PRICE RISE.

OF THE SEVERAL ISSUES THAT COMBINED TO KEEP A LID ON STOCK PRICES IN THE SECOND QUARTER, THE PROSPECT OF A SHIFT IN MONETARY POLICY WAS THE MOST SIGNIFICANT. ON THE LAST DAY OF THE SECOND QUARTER, THE FEDERAL RESERVE AS EXPECTED RAISED ITS BENCHMARK FED FUNDS RATE BY 25 BASIS POINTS TO 1.25%, THE FIRST INCREASE IN FOUR YEARS. FOR ALL OF THE SECOND QUARTER INVESTORS FRETTED ABOUT THE FACT THAT THE FED WAS ABOUT TO EMBARK ON A TIGHTENING PROGRAM, WITH ALL THAT THE SHIFT IMPLIED ABOUT MARKET INTEREST RATES, THE STRENGTH OF THE EXPANSION AND THE INFLATION THREAT. AN ISSUE THAT ALSO COMMANDED A LOT OF ATTENTION WAS THE CONTINUING TURMOIL IN IRAQ AND THE MIDDLE EAST GENERALLY. PROBLEMS IN THIS REGION CONTRIBUTED TO ANOTHER CONCERN OF INVESTORS - THE RISE IN OIL PRICES TO A RECORD LEVEL IN EARLY JUNE. THESE ISSUES, PLUS THE EBB AND FLOW OF ELECTION-YEAR
POLITICS AND THE FACT EQUITY VALUATIONS WEREN'T CHEAP WHEN THE YEAR BEGAN, OVERSHADOWED THE SIGNIFICANT PLUSES OF A HEALTHY ECONOMY AND STRONG GROWTH IN CORPORATE PROFITS.

THE U.S. STOCK MARKET STARTED THE THIRD QUARTER ON A WEAK NOTE, BUT WIS EXPECTS THAT TO CHANGE. WHILE INVESTORS HAVE MANY UNCERTAINTIES TO DEAL WITH THIS YEAR, AT LEAST AS FAR AS THE ECONOMIC FUNDAMENTALS GO WE EXPECT CONDITIONS TO BE FAVORABLE FOR EQUITIES. OUR FORECAST CALLS FOR THE ECONOMY TO SETTLE IN A MODERATE GROWTH PATH, WITH GDP GROWTH IN A 3.5%-4.0% RANGE. WE ALSO EXPECT CORE INFLATION TO DROP BACK UNDER 2.5%, AND OIL PRICES ARE MORE LIKELY TO MOVE LOWER THAN HIGHER. THIS MEANS THAT THE FED SHOULD BE ABLE TO STICK TO ITS PLAN OF "MEASURED" REDUCTION IN MONETARY STIMULATION, AND THAT BOND YIELDS WON'T MOVE HIGH ENOUGH TO STALL THE RECOVERY. ALTHOUGH RECENT 20%+ GROWTH RATES IN CORPORATE PROFITS ARE UNSUSTAINABLE, PROFITS ARE EXPECTED TO CONTINUE TO ADVANCE OVER THE NEXT 12-18 MONTHS. ALSO ON THE PLUS SIDE: THE STOCK MARKET'S P/E MULTIPLE HAS COME DOWN SINCE THE BEGINNING OF THE YEAR. WITH ALL THIS CONSIDERED, WE EXPECT THAT STOCK MARKET RETURNS OVER THE NEXT 12 MONTHS COULD BE CLOSE TO 10%.

                               2004   2003   2002  2001   2000  1999   1998   1997  1996   1995  1994   1993  1992   1991
  Total Return                6 Mos.  Year   Year  Year   Year  Year   Year   Year  Year   Year  Year   Year  Year   Year
--------------------------------------------------------------------------------------------------------------------------

  Wright Selected Blue Chip
     Fund (WSBC)                5.2%  30.1% -17.0%-10.2%  10.8%  5.8%   0.1%  32.7% 18.6%  30.3% -3.5%   2.1%  4.7%  36.0%
  Wright Major Blue Chip
     Fund (WMBC)                2.2%  23.2% -24.5%-16.9% -12.5% 24.0%  20.4%  33.9% 17.6%  29.0% -0.7%   1.0%  8.0%  38.9%
  Wright International Blue Chip
     Fund (WIBC)                2.4%  32.0% -14.5%-24.2% -17.6% 34.3%   6.1%   1.5% 20.7%  13.6% -1.6%  28.2% -3.9%  17.2%


WRIGHT SELECTED BLUE CHIP EQUITIES FUND

After four quarters of superiority, the S&P MidCap 400 lagged the S&P 500 in the second quarter of 2004, although it is still ahead in total return for the year to date. The Wright Selected Blue Chip Fund (WSBC), which is managed as a mid-cap blend fund, returned 0.2% in the second quarter of 2004, compared to 1.0% for both the S&P MidCap 400 and an average of 25 mid-cap blend funds in the Morningstar database. This shortfall offset a first-quarter performance that just about equaled the S&P MidCaps. For the first half of 2004, the WSBC returned 5.2%, compared to 6.1% for the S&P benchmark and 5.7% for the Morningstar average.

For the first half of 2004, WSBC's strong stock selection in the majority of market sectors was offset by the effect of having underweight positions in industrials and consumer staples, two of the S&P MidCap's best-performing groups in the period. A slightly overweight position in energy stocks, another strong sector, helped performance. In the second quarter of 2004, the underweight position in industrials continued to be a drag on performance, offsetting overall good stock selection. Regarding specific issues, the Fund's second-quarter performance was hurt by the 42% price decline of New York Community Bank (one of the best stocks in the first quarter), which was hurt in the latest period by its mortgage exposure. J.B. Hunt Transport, up 37%, was the Fund's strongest performer in Q2.

The WSBC Fund continues to experience relatively high turnover due to changes being made in the S&P MidCap 400 index, the WSBC's benchmark. For example, four of six sales from the Fund in the second quarter were the result of changes in the index. In adding new securities to the Fund, the Fund's portfolio manager targets companies with prospects for sustained earnings growth; new companies being added to the benchmark frequently meet this criteria. As of June 30, the stocks in the WSBC were on average more profitable and had achieved faster earnings growth than those in the S&P MidCap index, while still offering better value as measured by P/E multiple.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500, selected with a bias toward the higher-quality issues in the index. After outperforming the S&P 500 and an average of its peer group in the first quarter of 2004, the WMBC gave up some ground in the second quarter with a 0.4% loss compared to returns of 1.7% for the S&P 500 and 1.5% for an average of 146 large-cap blend funds reported in the Morningstar database. For the first half of 2004, WMBC returned 2.2%, compared to 3.4% for the S&P 500 and 2.8% for the Morningstar benchmark.

In the first half of 2004, investors' preference shifted from the marginal issues favored last year to higher-quality issues. This was a plus for the WMBC, particularly in the first quarter. In the first half overall, the company also benefited from good stock selection in the information technology and materials sectors. For the six months, stock selection was more of a factor in performance than sector weightings. In the second quarter, however, the Fund's relative performance compared to the S&P 500 was negatively affected by its overweight position in financial stocks, the S&P 500's weakest sector for the period.
Problems in specific issues also hurt second-quarter performance. This was especially apparent in the Fund's health care holdings, with declines in Forest Laboratories (-11%), Guidant (-12%) and King Pharmaceuticals (-36%).

As the economic recovery matures, we expect investors to favor companies with prospects for generating solid long-term profit growth, i.e. the types of stocks held in the WMBC. This switch was already becoming evident in the first half of 2004. Based on portfolio mean and median values, the stocks held in the WMBC are larger and have a lower debt-to-capitalization ratio than those in the S&P 500. The WMBC also selects stocks with better earnings momentum, return on equity and value, which over the long run provide the basis for superior investment returns.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Even with an appreciating dollar working against it, the MSCI World ex U.S. index (in dollars) edged out the S&P 500 in the first half of 2004, though it lost some ground in the second quarter. The Wright International Blue Chip Fund
(WIBC) lost 0.5% in the second quarter of 2004, lagging the 0.1% gain for the MSCI World ex U.S. index but better than the 0.8% loss for an average of 114 international equity funds included in the Morningstar database. For the first half of 2004, WIBC returned 2.4% compared to 4.3% for the MSCI benchmark and 3.2% for the Morningstar average.

In the first quarter of 2004, WIBC's performance was helped by the strong performance of the Japanese market and the strong yen. In the second quarter, the Japanese market was relatively weak and the yen depreciated vs the dollar; nevertheless, WIBC's performance compared to the MSCI benchmark was helped by its selection of quality Japanese stocks, which did better than the overall market. Strong stock selection in the technology sector was also a plus. On the negative side, WIBC's position in Europe continued to detract from its performance. In the first quarter, European markets lagged; they strengthened in the second quarter, but WIBC's relative showing was hurt by its overweight position in weak European financial stocks. By quarter end, the Fund had moved to underweight in financials.

WIS continues to view international stock markets as attractive on a valuation basis. (After their second-quarter plunge, there appear to be some especially good values among financial issues.) A resumption of the downward correction in the dollar, which would benefit foreign market returns to U.S. investors, is also probable. While economic conditions outside of the U.S. are expected to improve, one caveat is the possible slowdown of economic growth in China, which could have large ramifications, especially in Asia.

FIXED-INCOME FUNDS

FOLLOWING A POSITIVE FIRST QUARTER, THE BOND MARKET RETREATED IN THE SECOND QUARTER OF 2004. THE LEHMAN U.S. AGGREGATE BOND MARKET INDEX LOST 2.4% IN THE SECOND QUARTER, REDUCING THE YEAR-TO DATE RETURN TO 0.2%; BY THIS MEASURE, THE SECOND QUARTER WAS THE WORST FOR THE U.S. BOND MARKET IN 10 YEARS. BOTH TREASURY AND CORPORATE ISSUES LOST MORE THAN 3% IN THE QUARTER, AND FOR LONGER MATURITIES IN BOTH SECTORS THE LOSS WAS MORE THAN 5%. GOVERNMENT AGENCY ISSUES LOST 2.6% IN THE QUARTER. A GOOD CHOICE FOR FIXED-INCOME INVESTORS IN THE SECOND QUARTER, BESIDES BEING IN SHORT MATURITY ISSUES, WAS THE MORTGAGE-BACKED SECTOR, WHICH LOST ONLY ABOUT 1% FOR THE PERIOD AND, UNLIKE THE TREASURY AND CORPORATE SECTORS, IS IN THE BLACK FOR THE YEAR TO DATE. AMONG INVESTMENT-GRADE CORPORATES, QUALITY WAS NOT A MAJOR FACTOR IN DETERMINING RETURNS IN THE LATEST QUARTER.

YIELDS ROSE ALONG THE LENGTH OF THE TREASURY YIELD CURVE IN THE SECOND QUARTER, WITH SOME FLATTENING BETWEEN TWO AND 10 YEARS. ON THE LAST DAY OF THE SECOND QUARTER, THE FEDERAL RESERVE RAISED THE BENCHMARK FED FUNDS RATE FROM 1% TO 1.25%. THE U.S. SECURITIES MARKETS SPENT THE ENTIRE QUARTER ANTICIPATING THE MOVE. THE FED MADE CLEAR ITS INTENTIONS TO START MOVING OFF THE MOST ACCOMMODATIVE MONETARY POLICY IN 40 YEARS, AND EVEN IF IT HADN'T, THE STRENGTH OF THE ECONOMY AND UPTICK IN INFLATION SIGNALED THE NEED FOR THE MOVE. YIELDS FOR THE TWO-TO-FIVE-YEAR SEGMENT OF THE TREASURY YIELD CURVE ROSE ALMOST 175 BASIS POINTS FROM THEIR JUNE 2003 LOWS, SUGGESTING THAT THE BOND MARKET WAS ALREADY REFLECTING MUCH OF THE FED TIGHTENING TO COME. SO FAR THIS YEAR, THE YIELD ON THE TWO-YEAR TREASURY IS UP almost 90 BASIS POINTS, WHILE THE 10-YEAR YIELD IS UP OVER 30 BPS.

BOND RETURNS ARE EXPECTED TO BE LIMITED IN THE NEAR-TERM. OUR FORECAST IS FOR MODERATE GROWTH AND MODERATE INFLATION FOR THE U.S. ECONOMY. WITH THE RETURN OF DAMAGING INFLATION UNLIKELY, IN OUR VIEW, IT IS POSSIBLE THAT THE WORST OF THE RISE IN BOND YIELDS IS BEHIND US. OVER THE COMING 12 MONTHS, WE SEE THE YIELD ON THE 10-YEAR TREASURY IN A RANGE OF 4.25%-5%. STILL, AFTER A RALLY THAT HAS TAKEN THE YIELD ON THE 10-YEAR TREASURY FROM ITS Q2 PEAK OF NEAR 4.9% TO UNDER 4.5%, THERE DOES NOT APPEAR TO BE MUCH UPSIDE POTENTIAL FOR BOND PRICES FOR THE REST OF THIS YEAR. ALTHOUGH CORPORATE SPREADS HAVE TIGHTENED, WE STILL LOOK FOR CORPORATES AND MORTGAGE-BACKED ISSUES TO MAKE POSITIVE CONTRIBUTIONS TO FIXED-INCOME PORTFOLIOS IN THE NEAR TERM.


                               2004   2003   2002  2001   2000  1999   1998   1997  1996   1995  1994   1993  1992   1991
  Total Return                6 Mos.  Year   Year  Year   Year  Year   Year   Year  Year   Year  Year   Year  Year   Year
----------------------------------------------------------------------------------------------------------------------------

  Wright U.S. Gov't. Near-Term
     Bond Fund (WNTB)          -0.6%   0.6%   5.4%  6.8%   6.9%  1.9%   6.0%   5.9%  3.9%  11.9% -3.1%   8.0%  6.3%  13.1%
  Wright U.S. Gov't. Intermed.
     Bond Fund (WUSGI)         -0.6%   1.4%   8.1%  5.4%  12.6% -4.0%  10.0%   9.1% -1.2%  28.2% -8.6%  15.9%  7.1%  17.6%
  Wright Total Return Bond
     Fund (WTRB)               -0.3%   3.3%   9.0%  5.0%  10.6% -3.9%   9.6%   9.3%  0.9%  22.0% -6.6%  11.0%  7.1%  15.4%
  Wright Current Income Fund
     (WCIF)                     0.5%   1.7%   7.7%  7.2%  10.3%  0.5%   6.5%   8.6%  4.4%  17.5% -3.3%   6.6%  6.7%  15.3%



WRIGHT U.S. GOVERNMENT NEAR TERM FUND

The Wright U.S. Government Near-Term Fund (WNTB) is positioned to offer an alternative to money market funds with less sensitivity to changes in interest rates than longer maturity funds. With interest rates in the one-to-two-year maturity range rising around 100 basis points in the second quarter, WNTB lost 1.2%. This was in line with the loss of 1.1% for the Lehman 1-3 year government bond index and better than the 1.5% loss for an average of 54 Morningstar government bond funds with an average maturity between one and three years. For the first six months of the year, WNTB lost 0.6%, compared to a 0.1% loss for the Lehman benchmark and a 0.5% loss for the Morningstar average.

WNTB started the second quarter with a slightly short duration compared to the Lehman benchmark, which served it well as interest rates rose, then moved to neutral duration, which was a positive when bonds rallied late in the quarter. In order to pick up extra yield, as of June 30 the WNTB Fund was underweight in government agency (29% of portfolio holdings) and overweight in mortgage-backed issues(13%),and underweight in Treasury issues (55%) compared to the Lehman benchmark. The Fund also held 3% in cash.

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND

The Wright U.S. Government Intermediate Fund (WUSGI) is positioned as an intermediate maturity fund with little or no credit risk. As bond yields rose in the second quarter, the WUSGI gave back its first-quarter gain, losing 2.4% for the April-June period, about the same as the Lehman U.S. government intermediate index and an average of 138 intermediate government bond funds in the Morningstar database. For the first half of 2004, WUSGI lost 0.6%, compared to losses of about 0.2% for both the Lehman benchmark and the Morningstar peer-group average.

In the first quarter of 2004, the WUSGI lagged the Lehman average due to an overweight in non-Treasury issues, which underperformed Treasuries, and a short duration in anticipation of rising interest rates. In the second quarter, this positioning helped the Fund overcome the effect of fund expenses and just about match the Lehman index's performance. Intermediate Agency and mortgage-backed issues outperformed Treasuries of similar maturity in the second quarter. Following the sharp rise in interest rates early in Q2, which made the Fund's short-duration an advantage, WUSGI moved to a neutral duration of about 3.4 years, which proved to be positive as bonds rallied late in the quarter. At June 30, the WUSGI Fund was invested 58% in Agency issues, 14% in mortgage-backed securities and 27% in Treasuries, with a small position in frictional cash.

WRIGHT TOTAL RETURN BOND FUND

As interest rates rose in the second quarter of 2004, the Wright Total Return Bond Fund (WTRB), a diversified bond fund, lost 2.5%, in line with the losses of 2.4% for the Lehman U.S. Aggregate Bond Composite and 2.5% for an average of 199 total return bond funds in the Morningstar database. In the second quarter, the WTRB essentially gave back its first-quarter gain; for the first six months of the year, the Fund lost 0.3%, compared to a positive return of 0.2% for the Lehman aggregate and a loss 0.1% for the Morningstar average.

In the first quarter, the WTRB Fund's performance relative to the Lehman Aggregate was hurt by a slightly shorter-than-benchmark maturity and duration strategy, but this helped in the second quarter as interest rates rose. The Fund's sector position had a mixed effect in the first half. In the first quarter, an overweight position in corporates helped performance and overweighting in mortgages hurt. The Fund maintained this positioning in the second quarter, with the opposite effect, since mortgages were the strongest-performing sector of the Lehman aggregate in Q2 and corporates lagged. We still see mortgage-backed and corporate issues providing incremental return over the limited returns we anticipate from Treasury issues over the coming year or so, and remain overweight in these sectors. The position in corporates was reduced slightly to 33% of assets at June 30 from 36% three months earlier; Treasuries were increased to account for 12% of assets at quarter end. Mortgage-backed issues were 41%, agencies 10%, asset-backed issues 4%. The Fund moved to a neutral duration of 4.6 years after the second quarter's rise in interest rates.

WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) is almost entirely invested in GNMA issues (mortgage-based securities, known as Ginnie Mae's, with explicit backing from the Federal government). The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. In the second quarter of 2004, mortgage-backed securities outperformed the Lehman U.S. aggregate bond index as rising mortgage rates reduced the risk of mortgage prepayment. For the latest three months, WCIF lost 0.8%, less than the losses of 0.9% for the Lehman Ginnie Mae index and 1.3% for the average of all 61 Morningstar government mortgage funds. For the first half of 2004, WCIF returned 0.5%, behind the 0.7% return of the Lehman benchmark but slightly better than the 0.4% return of the Morningstar average.

In the first quarter, WCIF's holdings were tilted towards higher coupon issues in anticipation of rising interest rates, which penalized the Fund's performance a bit compared to the Lehman benchmark. As interest rates rose in the second quarter, this positioning worked to the Fund's benefit. Based on our expectation that rates will be moving higher over the next year, the bias towards higher coupon issues will be maintained to pick up extra income. At June 30, the WCIF's indicated annual yield was 4.8%, with minimum credit risk, making it attractive for income-oriented investors.



U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/94         3834.44               7.84%
      12/31/95         5117.12               5.58%
      12/31/96         6448.27               6.43%
      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      12/31/03       10,453.92               4.25%
      06/30/04       10,435.48               4.62%
--------------------------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2004 (unaudited)



                                       Shares       Value

EQUITY INTERESTS -- 99.9%

AUTOMOBILES & COMPONENTS -- 3.9%
BorgWarner, Inc.....................  12,670   $    554,566
Copart Inc.*........................  16,560        442,152
Lear Corp...........................   9,250        545,657
                                                -----------
                                               $  1,542,375
                                                -----------

BANKS -- 9.7%
Associated Banc-Corp................ 13,630    $   403,857
Astoria Financial Corp..............  6,030        220,577
Banknorth Group Inc................. 14,055        456,506
City National Corp..................  4,360        286,452
Compass Bancshares, Inc.............  9,615        413,445
Hibernia Corp.-Class A.............. 11,325        275,197
Independence Community Bank.........  8,310        302,484
New York Community Bancorp.......... 21,286        417,844
Silicon Valley Bancshares*..........  4,460        176,839
Sovereign Bancorp, Inc.............. 27,360        604,656
Webster Financial Corp..............  6,905        324,673
                                                -----------
                                               $  3,882,530
                                                -----------

BUILDING MATERIALS -- 1.1%
Cytyc Corp.*........................ 17,255    $   437,759
                                                -----------


CAPITAL GOODS -- 4.4%
Ametek, Inc.........................  6,520    $   201,468
Donaldson Co., Inc..................  4,520        132,436
Jacobs Engineering Group, Inc.*.....  7,535        296,728
L-3 Communications Holdings, Inc....  4,440        296,592
Pentair, Inc........................ 11,650        391,906
SPX Corp............................  4,460        207,122
Vishay Intertechnology, Inc.*....... 12,385        230,113
                                                -----------
                                               $  1,756,365
                                                -----------


CHEMICALS -- 2.2%
Church & Dwight Co., Inc............  3,220    $   147,412
Cytec Industries, Inc...............  8,130        369,508
Minerals Technologies, Inc..........  3,445        199,810
Scotts Company - Class A*...........  2,650        169,282
                                                -----------
                                               $    886,012
                                                -----------


COMMERCIAL SERVICES & SUPPLIES -- 2.5%
Ceridian Corp.*.....................  8,965    $   201,712
ITT Educational Services, Inc.*.....  5,970        226,979
Rent-A-Center Inc.*.................  9,185        274,907
United Rentals Inc.*................ 15,525        277,742
                                                -----------
                                               $    981,340
                                                -----------



COMPUTERS & PERIPHERALS -- 3.8%
CDW Corp............................  4,725    $   301,266
Imation Corp........................  4,215        179,601
Sandisk Corp.*...................... 17,010        368,947
Storage Technology Corp.*........... 13,320        386,280
Tech Data Corp.*....................  6,825        267,062
                                                -----------
                                               $  1,503,156
                                                -----------



CONSUMER DURABLES & APPAREL -- 2.3%
Mohawk Industries, Inc.*............  8,025    $   588,473
Timberland Co. - Class A*...........  5,010        323,596
                                                -----------
                                               $    912,069
                                               -----------



DIVERSIFIED FINANCIALS -- 2.9%
AG Edwards, Inc.....................  5,500    $   187,165
Legg Mason, Inc.....................  7,315        665,738
New Plan Excel Realty Trust REIT.... 13,280        310,221
                                                -----------
                                               $  1,163,124
                                                -----------



ELECTRIC UTILITIES -- 1.8%
Alliant Energy Corp................. 15,155    $   395,242
Black Hills Corp....................  9,880        311,220
                                                -----------
                                               $   706,462



ELECTRONIC EQUIPMENT & INSTRUMENTS-- 0.5%
Energizer Holdings, Inc.*...........  4,300    $    193,500
                                                -----------


ELECTRONICS -- 2.7%
Arrow Electronics, Inc.*............  9,410    $   252,376
Atmel Corp.*........................ 24,525        145,188
Avnet Inc.*......................... 13,045        296,121
Cree Inc.*.......................... 11,285        262,715
Silicon Laboratories Inc.*..........  2,220        102,897
                                                -----------
                                               $  1,059,297
                                                -----------

ENERGY -- 10.0%
Equitable Resources, Inc............  7,335    $   379,293
Forrest Oil Corp.*.................. 12,550        342,866
MDU Resources Group Inc............. 14,207        341,394
Murphy Oil Corp.....................  5,705        420,459
Oneok Inc........................... 10,960        241,010
Pogo Producing Co................... 16,295        804,973
Smith International, Inc.*..........  4,420        246,459
XTO Energy, Inc..................... 23,351        695,626
                                                -----------
                                               $  3,472,080
                                                -----------



FOOD, BEVERAGE & TOBACCO -- 3.3%
Constellation Brands, Inc.- Class A* 10,155    $   377,055
Dean Foods Co.*..................... 13,182        491,820
Smithfield Foods Inc.*..............  9,675        284,445
Universal Corp......................  3,400        173,196
                                                -----------
                                               $  1,326,516
                                                -----------

FOREST PRODUCTS & PAPER -- 0.5%
Potlatch Corp.......................  4,785    $    199,247
                                                -----------


HEALTH CARE EQUIPMENT & SERVICES-- 4.5%
Coventry Health Care, Inc.*......... 14,310    $   699,759
Health Net, Inc.*................... 11,265        298,523
Henry Schein, Inc.*.................  4,115        259,821
Lincare Holdings Inc.*..............  8,170        268,466
Renal Care Group Inc.*..............  8,290        274,648
                                                -----------
                                               $  1,801,217
                                                -----------


HEAVY CONSTRUCTION -- 0.3%
Hovnanian Enterprises, Inc.- Class A* 3,870    $   134,328
                                                -----------



HEAVY MACHINERY -- 0.4%
Dycom Industries, Inc.*.............  6,255    $   175,140
                                                -----------



HOME CONSTRUCTION, FURNISHINGS & APPLIANCES-- 4.6%
D.R. Horton, Inc.................... 15,215    $   432,106
Graco Inc...........................  8,582        266,471
Harman International................  2,830        257,530
Hillenbrand Industries..............  6,215        375,697
HNI Corp............................  3,930        166,357
Lennar Corp.........................  7,580        338,978
                                                -----------
                                               $  1,837,139
                                                -----------


HOTELS, RESTAURANTS & LEISURE -- 2.8%
Applebee's International, Inc.......  7,700    $   177,254
Brinker International, Inc.*........  5,520        188,342
Callaway Golf Company...............  4,805         54,489
Gtech Holdings Corp.................  9,250        428,368
Mandalay Resort Group...............  4,015        275,590
                                                -----------
                                               $  1,124,043
                                                -----------



INSURANCE -- 6.0%
Allmerica Financial Corp.*..........  4,420    $   149,396
American Financial Group, Inc.......  4,135        126,407
Everest Re Group, Ltd...............  3,730        299,743
Fidelity National Financial, Inc....  8,577        320,265
Old Republic International Corp.....  8,455        200,553
Pacificare Health Systems*..........  9,390        363,017
Protective Life Corp................  7,680        296,986
Radian Group, Inc...................  9,760        467,504
Stancorp Financial Group............  2,365        158,455
                                                -----------
                                               $  2,382,326
                                                -----------



MATERIALS -- 1.9%
Airgas, Inc......................... 12,100    $   289,311
Precision Castparts Corp............  8,965        490,296
                                                -----------
                                               $    779,607
                                                -----------



MEDIA -- 1.0%
Macrovision Corp.*..................  5,845    $   146,300
Reader's Digest Associaition........ 15,340        245,287
                                                -----------
                                               $    391,587
                                                -----------


OIL & GAS -- 0.8%
Newfield Exploration Company*.......  5,480    $   305,455
                                                -----------



PHARMACEUTICALS & BIOTECHNOLOGY-- 4.2%
Barr Laboratories, Inc.*............  7,585    $   255,615
Beckman Coulter Inc.................  5,560        339,160
Millennium Pharmaceuticals*......... 10,065        138,897
Omnicare, Inc.......................  9,820        420,394
Par Pharmaceutical Cos Inc.*........  3,300        116,193
Perrigo Company.....................  9,820        186,285
Sepracor Inc.*......................  3,810        201,549
                                                -----------
                                               $  1,658,093
                                                -----------

RETAILING -- 8.4%
Abercrombie & Fitch Co. - Class A...  8,210    $   318,138
Ann Taylor Stores Corp.*............  6,905        200,107
Barnes & Noble, Inc.*...............  8,660        294,267
Blyth, Inc..........................  5,970        205,905
Chico's FAS, Inc.*.................. 10,595        478,470
Claire's Stores, Inc................ 11,040        239,568
Michaels Stores, Inc................  8,900        489,500
Neiman-Marcus Group, Inc. - Class A.  5,440        302,736
Pacific Sunwear of California*......  7,435        145,503
Pier 1 Imports, Inc.................  8,495        150,277
Ross Stores, Inc.................... 12,305        329,282
Williams-Sonoma, Inc.*..............  6,580        216,877
                                                -----------
                                               $  3,370,630
                                                -----------



SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 1.7%
International Rectifier Corp.*......  6,480    $   268,402
Lam Research Corp.*.................  9,185        246,158
Semtech Corp.*......................  6,925        163,015
                                                -----------
                                               $    677,575
                                                -----------


SOFTWARE & SERVICES -- 5.1%
Activision Inc.*.................... 21,910    $   348,369
Certegy Inc.........................  2,975        115,430
Fair Isaac, Inc..................... 10,450        348,821
Jack Henry & Associates, Inc........  5,885        118,289
Macromedia, Inc.*...................  5,520        135,516
Mentor Graphics Corp.*.............. 14,055        217,431
Sybase, Inc.*....................... 18,385        330,930
Synopsys, Inc.*.....................  5,915        168,163
Transaction Sys.Architects,
  Inc.-Class A*..................... 12,630        271,924
                                                -----------
                                               $ 2,054,873
                                                -----------


TELECOMMUNICATION SERVICES -- 2.4%
Adtran, Inc.........................  8,190    $   273,300
Cincinnati Bell, Inc.*.............. 27,140        120,502
Plantronics Inc.*...................  3,930        165,453
Polycom Inc.*.......................  7,800        174,798
Telephone & Data Systems, Inc.......  3,035        216,092
                                                -----------
                                              $    950,145
                                                -----------


TRANSPORTATION -- 2.3%
J.B. Hunt Transport Services, Inc... 10,375    $   400,268
Overseas Shipholding Group..........  5,135        226,608
Thor Industries Inc.................  8,230        275,376
                                                -----------
                                               $   902,252
                                                -----------


UTILITIES -- 3.2%
Energy East Corp....................  5,460    $   132,405
Great Plains Energy, Inc............  4,565        135,581
Questar Corp........................ 10,795        417,119
SCANA Corp..........................  6,050        220,039
Wisconsin Energy Corp............... 11,610        378,602
                                                -----------
                                               $ 1,283,746
                                                -----------


TOTAL EQUITY INTERESTS-- 99.9%
  (identified cost, $31,832,231)               $ 39,849,988

OTHER ASSETS,
  LESS LIABILITIES  -- 0.1%                          40,456
                                                -----------


NET ASSETS -- 100%                             $ 39,890,444
                                               ============


* Non-income-producing security.

See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------


              STATEMENT OF ASSETS AND LIABILITIES

                   June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $31,832,231) (Note 1A).     $39,849,988
  Cash....................................              59
  Receivable for investments sold.........         432,359
  Receivable for fund shares sold.........          35,523
  Dividends Receivable....................          24,274
  Prepaid expenses........................          17,754
                                               ------------
  Total assets............................     $40,359,957
                                               ------------
LIABILITIES:
  Payable for investments purchased.......     $   420,853
  Payable for fund shares reacquired......           3,601
  Demand note payable.....................          24,000
  Payable to affiliate for Trustees' fees.           1,828
  Transfer agent fee......................           1,858
  12b-1 fees payable......................           1,899
  Accrued expenses and other liabilities..          15,474
                                               ------------
  Total liabilities.......................     $   469,513
                                               ------------
NET ASSETS................................     $39,890,444
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 29,124,350
  Accumulated undistributed net realized gain
   on investments (computed on the basis of
   identified cost).......................        1,851,956
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     8,017,757
  Undistributed net investment income.....          896,381
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 39,890,444
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        3,193,375
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      12.49
                                               =============




See notes to financial statements




                 STATEMENT OF OPERATIONS

          Six Months Ended June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $    207,634

Expenses -
  Investment adviser fee (Note 2):........     $    115,992
  Administrator fee (Note 2):.............           23,198
  Compensation of Trustees not employees of the
   investment adviser or administrator....            7,686
  Custodian fee...........................           32,521
  Distribution expenses (Note 3):.........           48,330
  Transfer and dividend disbursing agent fees        11,648
  Printing................................            1,736
  Interest expense........................               97
  Shareholder communications..............            4,186
  Audit services..........................           11,927
  Legal services..........................            4,484
  Registration costs......................            9,136
  Miscellaneous ..........................            3,274
                                               -------------
  Total expenses..........................     $    274,215

Deduct -
  Preliminary Reduction of custodian fee
   (Note 1D):.............................     $      (971)
  Preliminary Reduction of distribution expenses
   by principal underwriter (Note 3):.....         (31,542)
                                               ------------
  Total deductions........................     $   (32,513)
                                               ------------
  Net expenses............................     $    241,702
                                               ------------
  Net investment (loss)...................     $   (34,068)
                                               ------------



 REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investment transactions
   (identified cost basis)................     $ 2,931,396
  Change in unrealized depreciation of
   investments............................        (895,447)
                                               ------------
  Net realized and unrealized gain
   of investments.........................     $  2,035,949
                                               ------------

  Net increase in net assets from operations   $  2,001,881
                                               =============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2004         Dec. 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $    (34,068)         $    (77,006)
     Net realized gain (loss) on investments....................................        2,931,396              (660,788)
     Change in unrealized appreciation (depreciation) of investments............         (895,447)            9,657,697
                                                                                      ------------          ------------

       Net increase in net assets resulting from operations.....................     $  2,001,881          $  8,919,903
                                                                                      ------------          ------------
   Distributions to shareholders (Note 1F) -
     From net realized gain.....................................................     $          -          $   (470,550)
                                                                                      ------------          ------------
       Total distributions......................................................     $          -          $   (470,550)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $   (301,243)         $ (3,076,788)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets........................................     $  1,700,638          $  5,372,565

NET ASSETS:

   At beginning of period.......................................................       38,189,806            32,817,241
                                                                                      ------------          ------------

   At end of period.............................................................     $ 39,890,444          $ 38,189,806
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF PERIOD................................................................     $    896,381          $    930,450
                                                                                     ==============        ==============
See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------


                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               ------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2004   2003(6)       2002(6)      2001(6)      2000(6)      1999
-----------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)

Net asset value, beginning of period........     $ 11.870     $  9.270     $  11.580    $  13.430    $  15.130    $ 17.630
                                                 --------     --------     --------     --------     --------     --------

Income (loss) from investment operations:

     Net investment (loss) income(1) .......     $ (0.009)    $ (0.023)    $  (0.046)   $  (0.045)   $  (0.041)   $  0.181
     Net realized and unrealized gain (loss)        0.629        2.756        (1.831)      (1.322)       1.638       0.638
                                                 --------     --------     --------     --------     --------     --------

         Total income (loss)
         from investment operations.........     $  0.620     $  2.733     $  (1.877)   $  (1.367)   $   1.597    $  0.819
                                                 --------     --------     --------     --------     --------     --------

Less distributions:

     Dividends from investment income.......     $  -         $  -         $   -        $   -        $   -        $ (0.055)
     Distributions from capital gains.......        -           (0.133)       (0.433)      (0.483)      (3.297)     (3.264)
                                                 --------     --------     --------     --------     --------     --------

         Total distributions................     $  -         $ (0.133)    $  (0.433)   $  (0.483)   $  (3.297)   $ (3.319)
                                                 --------     --------     --------     --------     --------     --------

Net asset value, end of period..............     $ 12.490     $ 11.870     $   9.270    $  11.580    $  13.430    $ 15.130
                                                 ==========   ==========   ==========   ==========   ==========   ==========

Total return(2) ............................        5.22%       30.06%       (16.98%)     (10.15%)      10.75%       5.75%

Ratios/Supplemental Data(1):

     Net assets, end of period (000 omitted)     $  39,890    $  38,190    $  32,817    $  45,883    $  51,201    $ 74,547
     Ratio of net expenses to average net assets     1.25%(7)     1.25%        1.26%(3)     1.26%(3)     1.26%(3)    1.16%(3)

     Ratio of net expenses after custodian fee
        reduction to average net assets.....         1.25%(7)     1.25%        1.25%(3)(5)  1.25%(3)(5)  1.25%(3)(5  1.15%(3)(5)

     Ratio of net investment income (loss) to average
        net assets..........................        (0.18%)(7)   (0.23%)      (0.44%)      (0.38%)      (0.28%)     0.36%
     Portfolio turnover rate  ..............           37%         106%         119%(4)       67%(4)       55%(4)    106%(4)

----------------------------------------------------------------------------------------------------------------------------------

(1)The operating expenses of the fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                   2004         2003          2002         2001         2000         1999
                                                   --------------------------------------------------------------------------

     Net investment income (loss) per share.     $ (0.190)    $ (0.057)    $  (0.064)   $  (0.057)   $  (0.051)    $  0.151
                                                 ==========   ==========   ==========   ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.41%(7)     1.59%         1.43%(3)     1.37%(3)     1.33%(3)     1.22%(3)
                                                 ==========   ==========   ==========   ==========   ==========   ==========
         Expenses after custodian fee reduction     1.41%(7)     1.59%         1.42%(3)(5)  1.36%(3)(5)  1.32%(3)(5)  1.21%(3)(5)
                                                 ==========   ==========   ==========   ==========   ==========   ==========
         Net investment income (loss).......       (0.34%)(7)   (0.57%)       (0.61%)      (0.49%)      (0.35%)       0.30%
                                                 ==========   ==========   ==========   ==========   ==========   ==========
----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(6)Certain per share amounts are based on average shares outstanding.
(7) Annualized.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2004 (unaudited)



                                       Shares       Value
 EQUITY INTERESTS -- 99.4%

ADVERTISING -- 0.5%
Omnicom Group.......................  4,155    $    315,323
                                                -----------

AEROSPACE & DEFENSE -- 0.9%
Boeing Company...................... 11,130    $    568,632
                                                -----------

AUTOMOBILES & COMPONENTS -- 3.5%
Ford Motor Company.................. 30,670    $   479,985
Johnson Controls, Inc............... 13,505        720,897
Paccar Inc.......................... 17,785      1,031,352
                                                -----------
                                               $  2,232,234
                                                -----------


BANKS -- 10.5%
Bank of America Corp................ 26,649    $ 2,255,038
Capital One Financial Corp..........  9,455        646,533
Fannie Mae..........................  8,420        600,851
MBNA Corp........................... 41,960      1,082,148
Washington Mutual, Inc.............. 17,868        690,420
Wells Fargo & Co.................... 25,390      1,453,070
                                                -----------
                                               $  6,728,060
                                                -----------



CAPITAL GOODS -- 3.8%
3M Co...............................  2,860    $   257,429
Tyco International, Ltd............. 51,965      1,722,120
United Technologies Corp............  4,620        422,638
                                                -----------
                                               $  2,402,187
                                                -----------



COMMERCIAL SERVICES & SUPPLIES -- 3.3%
First Data Corp..................... 28,825    $ 1,283,289
H&R Block, Inc...................... 12,910        615,549
Monsanto Co.........................  6,135        236,197
                                                -----------
                                               $  2,135,035
                                                -----------



COMMUNICATIONS EQUIPMENT -- 5.2%
Cisco Systems, Inc.*................ 58,781    $ 1,393,110
Qualcomm, Inc....................... 18,607      1,357,939
Scientific-Atlanta Inc.............. 17,245        594,952
                                                -----------
                                               $  3,346,001
                                                -----------


COMPUTER & PERIPHERALS -- 3.3%
Computer Sciences Corp.*............  5,375    $   249,561
Dell Inc.*.......................... 14,214        509,145
Hewlett-Packard Co.................. 42,775        902,552
Lexmark International, Inc.*........  4,920        474,928
                                                -----------
                                               $  2,136,186
                                                -----------



DIVERSIFIED FINANCIALS -- 7.3%
Citigroup, Inc...................... 41,239    $ 1,917,613
Countrywide Credit Industries, Inc..  7,245        508,961
J.P. Morgan Chase & Co.............. 12,995        503,816
Lehman Brothers Holdings, Inc.......  4,205        316,426
Merrill Lynch & Co Inc..............  5,520        297,970
Morgan Stanley...................... 21,500      1,134,555
                                                -----------
                                               $  4,679,341
                                                -----------

ELECTRIC UTILITIES -- 0.3%
Edison International................  6,570    $    167,995
                                                -----------


ENERGY -- 8.3%
Apache Corp.........................  8,028    $   349,619
ChevronTexaco Corp.................. 12,270      1,154,730
ConocoPhillips Co................... 24,715      1,885,507
Exxon Mobil Corp.................... 33,100      1,469,971
Occidental Petroleum Corp...........  9,465        458,201
                                                -----------
                                               $  5,318,028
                                                -----------

ENTERTAINMENT & LEISURE -- 0.3%
Time Warner Inc.*................... 11,420    $    200,764
                                                -----------


FOOD & DRUG RETAILING -- 0.2%
Sysco Corp..........................  4,060    $    145,632
                                                -----------


FOOD, BEVERAGE & TOBACCO -- 4.6%
Altria Group Inc.................... 16,695    $   835,585
Archer-Daniels-Midland Co........... 14,850        249,183
Brown-Forman Corp. - Class B........  3,560        171,841
Coors Adolph Co.-Class B............  4,770        345,062
Kellogg Co.......................... 18,430        771,295
Supervalu Inc....................... 17,890        547,613
                                                -----------
                                               $  2,920,579
                                                -----------

FOREST PRODUCTS & PAPER -- 0.9%
Georgia-Pacific Corp................ 11,985    $   443,205
Louisiana Pacific Corp..............  5,610        132,676
                                                -----------
                                               $   575,881
                                                -----------

HEALTH CARE EQUIPMENT & SERVICES -- 5.4%
C.R. Bard, Inc......................  6,499    $   368,168
Health Management Associates-Class A 13,435        301,213
Quest Diagnostics, Inc..............  4,925        418,379
UnitedHealth Group, Inc............. 18,248      1,135,938
Wellpoint Health Networks, Inc.*.... 10,965      1,228,190
                                                -----------
                                               $  3,451,888
                                                -----------


HEAVY MACHINERY -- 2.5%
Black & Decker Corp.................  7,630    $   474,052
Caterpillar, Inc....................  7,965        632,740
Centex Corp.........................  3,595        164,471
Ingersoll-Rand Co - Class A.........  4,410        301,247
                                                -----------
                                               $  1,572,510
                                                -----------

HOTELS, RESTAURANTS & LEISURE -- 3.0%
Cendant Corp........................ 43,410    $ 1,062,677
McDonald's Corp..................... 32,140       835,640
                                                -----------
                                               $ 1,898,317
                                                -----------



HOUSEHOLD & PERSONAL PRODUCTS -- 1.2%
Clorox Co...........................  5,665    $   304,664
Corning, Inc.*...................... 12,510        163,381
Procter & Gamble Co.................  6,070        330,451
                                                -----------
                                               $   798,496
                                                -----------


INSURANCE -- 6.3%
AFLAC, Inc..........................  8,680    $   354,231
Allstate Corp.......................  5,960        277,438
AMBAC Financial Group, Inc..........  6,910        507,470
American International Group, Inc...  7,055        502,880
Chubb Corp..........................  2,870        195,677
Cigna Corp..........................  1,965        135,212
MBIA Inc............................  4,185        239,047
MGIC Investment Corp................  8,765        664,913
Progressive Corp.................... 13,535      1,154,535
                                                -----------
                                               $  4,031,403
                                                -----------


MATERIALS -- 0.4%
Ball Corp...........................  3,245    $   233,802
                                                -----------


MEDIA -- 1.5%
Gannett Co., Inc.................... 10,990    $   932,501
                                                -----------



PHARMACEUTICALS & BIOTECHNOLOGY -- 7.4%
Amgen, Inc.*........................  8,938    $   487,747
Becton Dickinson & Co...............  5,260        272,468
Cardinal Health Inc................. 10,230        716,611
Eli Lilly & Co......................  7,475        522,577
Guidant Corp........................ 11,250        628,650
Johnson & Johnson, Inc.............. 26,101      1,453,826
King Pharmaceuticals Inc.*.......... 16,590        189,955
Merck & Co., Inc....................  5,441        258,448
Waters Corp.*.......................  4,875        232,928
                                                -----------
                                               $  4,763,210
                                                -----------



RETAILING -- 7.2%
Autozone, Inc.*.....................  2,340    $   187,434
Best Buy Co, Inc.................... 12,471        632,779
CVS Corp............................ 11,160        468,943
eBay, Inc.*.........................  7,305        671,695
Federated Department Stores.........  2,155        105,811
Gap (The), Inc...................... 27,925        677,181
Ltd. Brands......................... 17,670        330,429
Staples, Inc........................ 14,395        421,917
Target Corp......................... 26,415      1,121,845
                                                -----------
                                               $ 4,618,034
                                                -----------



SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.1%
Intel Corp.......................... 59,788    $ 1,650,149
National Semiconductor Corp.*....... 16,700        367,233
                                                -----------
                                               $  2,017,382
                                                -----------



SOFTWARE & SERVICES - 3.6%
Autodesk, Inc.......................  7,830    $   335,202
IMS Health Inc...................... 12,450        291,828
International Business Machines Corp. 4,188        369,172
Microsoft Corp...................... 33,119        945,879
Oracle Corp.*....................... 13,778        164,372
Symantec Corp.*.....................  4,150        181,687
                                                -----------
                                               $  2,288,140
                                                -----------


TELECOMMUNICATION SERVICES -- 2.8%
Alltel Corp.........................  4,445    $   225,006
Bellsouth Corp...................... 39,550      1,037,001
Nextel Communications,Inc.-Class A*  14,932        398,087
Sprint Corp. - Fon Group............  9,160        161,216
                                                -----------
                                              $  1,821,310
                                                -----------

TRANSPORTATION -- 0.5%
FedEx Corp..........................  3,929    $   320,960
                                                -----------


UTILITIES -- 1.6%
Exelon Corp......................... 21,451    $   714,104
Sempra Energy.......................  9,590        330,184
                                                -----------
                                              $  1,044,288
                                                -----------


TOTAL EQUITY INTERESTS-- 99.4%
    (identified cost, $54,468,233)..           $63,664,119


OTHER ASSETS, LESS LIABILITIES -- 0.6%             397,200
                                                -----------

NET ASSETS -- 100%                             $64,061,319
                                               ============




* Non-income-producing security.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


            STATEMENT OF ASSETS AND LIABILITIES

                 June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $54,468,233) (Note 1A).     $63,664,119
  Cash....................................         350,923
  Receivable for fund shares sold.........          14,302
  Receivable from investment adviser......             869
  Dividends Receivable....................          51,329
  Prepaid expenses........................          19,336
                                               ------------
  Total assets............................     $64,100,878
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $    14,600
  Payable to affiliate for Trustees' fees.           1,828
  Transfer agent fee......................           2,889
  Accrued expenses and other liabilities..          20,242
                                               ------------
  Total liabilities.......................     $    39,559
                                               ------------
NET ASSETS................................     $64,061,319
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $89,990,084
  Accumulated undistributed net realized loss on
   investments (computed on the basis
   of identified cost)....................     (34,956,318)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    9,195,886
  Distributions in excess of net
   investment income......................        (168,333)
                                               ------------
   Net assets applicable to
     outstanding share....................     $64,061,319
                                               ============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................       5,956,688
                                               ============
  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $     10.75
                                               ============

See notes to financial statements

                  STATEMENT OF OPERATIONS

           Six Months Ended June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $   499,526
                                               ------------

Expenses -
  Investment adviser fee (Note 2):........     $   208,135
  Administrator fee (Note 2):.............          41,627
  Compensation of Trustees not employees of the
   investment adviser or administrator....           7,686
  Custodian fee (Note 1D):................          44,248
  Distribution expenses (Note 3):.........          86,723
  Transfer and dividend disbursing agent fees       13,104
  Printing................................           2,036
  Shareholder communications..............           7,130
  Interest expense........................           2,678
  Audit services..........................          12,446
  Legal services..........................           5,490
  Registration costs......................           9,784
  Miscellaneous ..........................           5,096
                                               ------------
  Total expenses..........................     $   446,183
                                               ------------


Deduct -
  Preliminary Reduction of custodian fee
   (Note 1D):.............................     $      (748)
  Preliminary Allocation of expenses to the
   Investment Adviser (Note 2):...........            (869)
  Preliminary Reduction of distribution expenses
   by principal underwriter (Note 3):.....         (11,227)
                                               ------------
  Total deductions........................     $   (12,844)
                                               ------------
  Net expenses............................     $   433,339
                                               ------------
  Net investment income...................     $    66,187
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 2,650,795
  Change in unrealized depreciation of
   investments............................      (1,216,298)
                                               ------------
  Net realized and unrealized gain of
   investments............................     $ 1,434,497
                                               ------------

  Net increase in net assets from operations   $ 1,500,684
                                               ============


See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2004        Dec. 31, 2003

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $     66,187          $    214,803
     Net realized gain (loss) on investments....................................        2,650,795              (498,392)
     Change in unrealized appreciation (depreciation) on investments............       (1,216,298)           14,590,659
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  1,500,684          $ 14,307,070
                                                                                      ------------          ------------
   Distributions to shareholders -
     From net investment income.................................................     $    (66,466)         $   (187,155)
                                                                                      ------------          ------------
       Total distributions......................................................     $    (66,466)         $   (187,155)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $ (8,911,775)         $ (9,190,510)
                                                                                      ------------          ------------
   Net Increase (decrease) in net assets........................................     $ (7,477,557)         $  4,929,405

NET ASSETS:

   At beginning of period.......................................................       71,538,876            66,609,471
                                                                                      ------------          ------------
   At end of period.............................................................     $ 64,061,319          $ 71,538,876
                                                                                     ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF PERIOD ............................................................     $   (168,333)         $   (168,054)
                                                                                     ==============        ==============


See notes to financial statements


Wright Major Blue Chip Equities Fund (WMBC)
-------------------------------------------------------------------------------




                                                 Six Months
                                                   Ended                   Year Ended December 31,
                                               --------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2004   2003(4)       2002(4)      2001(4)      2000(4)     1999(4)
-------------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)

Net asset value, beginning of period........     $ 10.530     $  8.570     $  11.380    $  13.690    $  16.290     $ 13.670
                                                 --------     --------      --------     --------     --------      --------
Income (loss) from investment operations:
     Net investment income (loss)(1) .......     $  0.010     $  0.029     $   0.024    $  (0.009)   $  (0.001)    $  0.042
     Net realized and unrealized gain (loss)        0.220        1.958        (2.812)      (2.301)      (2.005)       3.202
                                                 --------     --------      --------     --------     --------      --------
         Total income (loss)
         from investment operations.........     $  0.230     $  1.987     $  (2.788)   $  (2.310)   $  (2.006)    $  3.244
                                                 --------     --------      --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......     $ (0.010)    $ (0.027)    $  (0.022)   $   -        $  (0.010)    $ (0.045)
     Distributions from capital gains.......        -            -             -            -           (0.584)      (0.579)
                                                 --------     --------     --------     --------     --------      --------

         Total distributions................     $ (0.010)    $ (0.027)    $  (0.022)   $   -        $  (0.594)    $ (0.624)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 10.750     $ 10.530     $   8.570    $  11.380    $  13.690     $ 16.290
                                                 ==========   ==========   ==========   ==========   ==========   ==========

Total Return(3) ............................        2.18%       23.20%     (24.50%)       (16.87%)     (12.49%)      23.95%

Ratios/Supplemental Data(1):
     Net assets, end of period (000 omitted)     $  64,061    $  71,539    $  66,609    $  95,121    $ 135,262     $144,359
     Ratio of net expenses to average net assets    1.25%(7)     1.25%        1.22%         1.13%        1.06%        1.05%

     Ratio of net expenses after custodian fee
        reduction to average net assets(2)(6)       1.25%(7)     1.25%        1.22%         1.13%        1.06%        1.05%

     Ratio of net investment income (loss) to
        average net assets .................        0.19%(7)     0.31%        0.25%        (0.08%)      (0.00%)(5)    0.27%
     Portfolio turnover rate................          34%         143%         130%           78%          88%          59%

----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30,2004 and for the years ended December 31, 2003, and 1999, the operating expenses of the Fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2004         2003                                                 1999
                                                   -----------------------------                                ---------------

     Net investment income per share........     $  0.008     $  0.024                                             $  0.034
                                                 ==========   ==========                                          ==========
     Ratios (As a percentage of average net assets):

       Expenses.............................        1.29%(7)     1.31%                                                1.10%
                                                 ==========   ==========                                          ==========
       Expenses after custodian fee reduction(2)    1.29%(7)     1.31%                                                1.10%

                                                 ==========   ==========                                          ==========
       Net investment income................        0.15%(7)     0.26%                                                0.22%
                                                 ==========   ==========                                          ==========

----------------------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(4)Certain per share amounts are based on average shares outstanding.
(5)Amount represents less than (0.00%) of average net assets.
(6)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.25%.
(7)Annualized.


See notes to financial statements


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2004 (unaudited)



                                      Shares       Value

  EQUITY INTERESTS -- 99.7%

AUSTRALIA -- 1.5%
Australia & New Zealand Banking
 Group.............................. 40,000     $  510,816
News Corp. LTD...................... 35,935        294,974
                                                -----------
                                                $  805,790
                                                -----------


BELGIUM -- 1.5%
Colruyt SA..........................  2,700    $   334,094
Dexia............................... 26,900        447,307
                                                -----------
                                               $   781,401
                                                -----------


BRAZIL -- 0.6%
Cia Vale Do Rio Doce - ADR..........  5,900    $   280,545
                                                -----------


CANADA -- 2.5%
Canadian Tire Corp..................  3,634    $   133,245
                                                -----------

CHINA -- 0.4%
Huaneng Power International Inc.....216,000    $    192,466
                                                -----------



FRANCE -- 12.6%
Alcatel SA, ADR*.................... 31,314    $   485,054
Aventis SA.......................... 10,100        764,016
BNP Paribas SA......................  9,320        574,350
Compagnie De Saint-Gobain...........  7,000        349,626
France Telecom SA................... 12,700        331,637
Renault SA..........................  4,860        370,894
Schneider Electric SA...............  8,019        548,432
Societe Generale....................  5,100        434,286
STMicroelectronics NV............... 16,000        351,686
Thomson............................. 14,000        276,663
TotalFinaElf SA.....................  6,200      1,184,404
Veolia Environnement................ 10,000        282,709
Vivendi Universal SA*............... 17,623        489,840
Zodiac SA...........................  6,100        207,999
                                                -----------
                                               $ 6,651,596
                                                -----------


GERMANY -- 6.8%
Allianz AG..........................  3,500    $   379,878
BASF AG.............................  7,660        410,792
Bayerische Motoren Werke AG......... 10,000        443,387
Deutsche Bank AG....................  8,250        649,518
E. On AG............................  4,700        339,775
SAP AG..............................  2,633        437,380
Siemens AG..........................  8,200        590,900
Thyssen Krupp....................... 18,166        310,268
                                                -----------
                                               $ 3,561,898
                                                -----------


HONG KONG -- 2.5%
China Mobile, Ltd................... 77,000    $   232,980
Esprit Holdings, Ltd................ 89,500        400,465
Hutchison Whampoa, Ltd.............. 57,000        389,145
Techtronic Industries Co., Ltd......170,000        271,353
                                                -----------
                                               $ 1,293,943
                                                -----------


INDIA -- 0.5%
Dr. Reddy's Laboratories Ltd. - ADR. 15,000    $    260,700
                                                -----------


IRELAND -- 1.9%
Anglo Irish Bank Corp. PLC.......... 41,500    $   651,426
Bank of Ireland..................... 26,000        348,029
                                                -----------
                                               $   999,455
                                                -----------


ISRAEL -- 0.6%
Teva Pharmaceutical - Sponsored ADR.  4,687    $    315,388
                                                -----------



ITALY -- 1.7%
Bulgari Spa......................... 18,000    $   182,353
Eni Spa............................. 25,000        497,393
Mediaset Spa........................ 21,300        243,309
                                                -----------
                                               $   923,055
                                                -----------

JAPAN -- 21.7%
Benesse Corp........................  6,600    $   217,179
Bridgestone Corp.................... 16,000        301,484
Canon, Inc.......................... 13,000        687,072
Daikin Industries, Ltd.............. 17,000        457,834
Daito Trust Construct Co., Ltd......  9,100        351,303
Eisai Co., Ltd...................... 10,400        300,161
Gulliver International Co...........  1,600        185,156
Honda Motor Co., Ltd................  9,260        447,701
Hoya Corp...........................  4,700        493,350
Mitsubishi Tokyo Financial..........     65        603,428
Nissan Motor Co., Ltd............... 37,400        416,988
Nomura Holdings, Inc................ 24,000        356,266
NTT DoCoMo, Inc.....................    311        557,425
Olympus Corp........................  6,000        113,608
ORIX Corp...........................  2,900        333,195
Pioneer Corp........................  9,000        233,283
Promise Co., Ltd....................  4,000        267,659
Ricoh Co., Ltd...................... 16,000        341,192
Secom Co., Ltd......................  5,000        212,786
Seven - Eleven Japan Co., Ltd.......  8,000        261,777
Sharp Corp.......................... 26,000        416,545
SMC Corp............................  3,500        379,613
Sony Corp........................... 10,300        389,108
Sumitomo Trust & Banking............ 53,000        378,519
Takeda Chemicals Industries, Ltd....  7,800        343,417
Toppan Printing Co., Ltd............ 25,000        283,791
Toyota Motor Corp................... 25,800      1,048,173
USF Holdings Inc.*..................     45        199,366
USS Co., Ltd........................  3,160        272,737
Yamaha Motor Co., Ltd............... 18,000        281,097
Yamanouchi Pharmaceutical Co., Ltd..  8,900        300,225
                                                -----------
                                               $11,431,438
                                                -----------

MEXICO -- 1.8%
America Movil S.A. de C.V. - ADR.... 18,000    $   654,660
Grupo Televisa SA -Sponsored ADR....  6,300        285,201
                                                -----------
                                               $   939,861
                                                -----------


NETHERLANDS -- 6.8%
ABN Amro Holdings NV................ 23,000    $   504,147
Aegon NV............................ 33,517        404,928
ASML Holdings NV - ADR*............. 31,000        530,410
ING Groep NV........................ 19,000        449,360
Koninklijke Philips Electronics NV.. 19,400        523,386
Royal Dutch Petroleum Co............ 15,340        788,808
TPG NV Post Group................... 16,000        366,315
                                                -----------
                                                $ 3,567,354
                                                -----------


NORWAY -- 1.7%
Norsk Hydro ASA.....................  7,664    $   498,219
Statoil ASA......................... 27,190        345,272
Yara International ASA*.............  7,664         61,932
                                                -----------
                                               $   905,423
                                                -----------


SOUTH KOREA -- 0.5%
POSCO - ADR.........................  8,521    $    285,539
                                                -----------


SPAIN -- 2.6%
Banco Santander Central Hispano SA.. 24,900   $    258,933
Endesa SA........................... 16,000        308,969
Grupo Ferrovial SA..................  6,000        250,306
Telefonica SA....................... 39,200        580,633
                                                -----------
                                              $  1,398,841
                                                -----------


SWEDEN -- 2.2%
Telefon. LM Ericsson, Sponsored ADR* 38,000   $  1,136,960
                                                -----------


SWITZERLAND -- 11.1%
Cie Finance Richemont-A Unit........ 15,700   $    410,876
Credit Suisse Group................. 18,400        655,302
Kuoni Reisen Holdings AG............    570        245,882
Micronas Semiconductor - Registered*  5,700        259,796
Nestle SA...........................  3,488        932,367
Novartis AG......................... 29,476      1,303,361
Rieter Holdings AG..................  1,000        265,706
SGS SA..............................    500        273,709
Swiss Reinsurance AG................  3,300        214,850
UBS AG.............................. 14,160      1,000,096
Zurich Financial Services*..........  1,800        284,874
                                                -----------
                                               $ 5,846,819
                                                -----------


UNITED KINGDOM -- 20.6%
Anglo American PLC.................. 27,140    $   556,928
Baa PLC............................. 40,400        406,799
BHP Billiton, Ltd................... 55,800        485,732
Boots Group PLC..................... 33,600        420,541
BP PLC..............................139,000      1,231,471
Diageo PLC.......................... 33,000        446,350
GlaxoSmithkline PLC................. 57,000      1,157,229
HSBC Holdings PLC (HK Registered)... 85,000      1,267,982
Johnson Matthey PLC................. 12,200        204,520
Johnston Press PLC.................. 27,000        278,256
Man Group PLC....................... 12,938        336,106
Royal Bank of Scotland Group PLC.... 43,770      1,264,467
Shell Transport & Trading Co. PLC...101,000        743,225
Tesco PLC...........................131,474        636,810
Vodafone Group PLC..................490,000      1,076,375
WPP Group PLC....................... 33,600        342,301
                                                -----------
                                               $10,855,092
                                                -----------


TOTAL EQUITY INTERESTS-- 99.7%
   (identified cost, $42,998,188)...           $52,566,809
                                                -----------
OTHER ASSETS, LESS LIABILITIES -- 0.3%              152,606
                                                -----------

NET ASSETS -- 100%                             $ 52,719,415
                                               ============


* Non-income-producing security.
ADR: American Depository Receipts.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------




                STATEMENT OF ASSETS AND LIABILITIES

                     June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $42,998,188) (Note 1A)     $52,566,809
  Cash....................................             344
  Foreign currency, at value (cost $21,257)
   (Note 1)...............................          21,173
  Receivable for investments sold.........         397,101
  Receivable for fund shares sold.........           4,668
  Dividends Receivable....................         116,150
  Tax reclaim receivable..................          93,041
  Prepaid expenses........................          28,001
  Other assets............................           5,973
                                               ------------
    Total assets..........................     $53,233,260
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $    22,198
  Demand note payable.....................         463,000
  Payable to affiliate for Trustees' fees.           1,828
  Transfer agent fee......................           3,436
  Accrued expenses and other liabilities..          23,383
                                               ------------
    Total liabilities.....................     $    513,845
                                               ------------
NET ASSETS................................     $52,719,415
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 68,223,919
  Accumulated net realized loss on investments
   and foreign currency (computed on the
   basis of identified cost)..............     (26,956,769)
  Unrealized appreciation of investments and
   translation of assets and liabilities in foreign
   currencies (computed on the basis of
   identified cost).......................        9,577,164
  Undistributed net investment income.....        1,875,101
                                               ------------

   Net assets applicable to outstanding shares $ 52,719,415
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        4,021,731
                                               =============
  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      13.11
                                               =============


See notes to financial statements

                      STATEMENT OF OPERATIONS

              Six Months Ended June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Dividend income.........................     $   878,441
  Less: Foreign Taxes.....................        (103,679)
                                               ------------
  Investment income.......................     $   774,762
                                               ------------

Expenses -
  Investment adviser fee (Note 2):........     $   220,116
  Administrator fee (Note 2):.............          46,775
  Compensation of Trustees not employees of
   the investment adviser or administrator           7,686
  Custodian fee (Note 1D):................          73,059
  Distribution expenses (Note 3):.........          68,786
  Transfer and dividend disbursing agent fees       11,291
  Printing................................           1,982
  Interest expense........................           2,027
  Shareholder communications..............           6,006
  Audit services..........................          13,998
  Legal services..........................           5,105
  Registration costs......................          10,712
  Miscellaneous ..........................           3,323
                                               ------------
  Total expenses..........................     $   470,866
                                               ------------
Deduct -
  Preliminary Reduction of custodian fee
   (Note 1D):.............................     $      (259)
                                               ------------
  Net expenses............................     $   470,607
                                               ------------
  Net investment income...................     $   304,155
                                               ------------


 REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) -
   Investment transactions
    (identified cost basis................     $ 1,279,020
   Foreign currency transactions..........          (1,632)
                                               ------------
  Net realized gain.......................     $ 1,277,388
  Change in unrealized depreciation -
   Investments (identified cost basis)....        (303,407)
   Foreign currency.......................          (8,808)
                                               ------------

  Net change in unrealized depreciation...     $ (312,215)
                                               ------------

  Net realized and unrealized
   gain of investments....................     $  965,173
                                               ------------

  Net increase in net assets from operations   $1,269,328
                                               ============


See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2004        Dec. 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

DECREASE IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $    304,155          $    468,757
     Net realized gain (loss) on investments and foreign currency transactions..        1,277,388              (959,406)
     Change in unrealized appreciation (depreciation) on investments
     and translation of assets and liabilities in foreign currencies ...........         (312,215)           15,005,840
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  1,269,328          $ 14,515,191
                                                                                      ------------          ------------
   Distributions to shareholders -
     From net investment income.................................................     $   (376,098)
     From net investment income -
     Standard shares............................................................                -          $   (338,309)
     Institutional shares.......................................................                -               (69,545)
                                                                                      ------------          ------------

       Total distributions......................................................     $   (376,098)         $   (407,854)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $ (2,759,826)
   Net increase (decrease) in net assets from fund share transactions (Note 4) -
     Standard shares............................................................     $          _          $ (9,715,249)
     Institutional shares ......................................................                -           (11,047,783)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $ (2,759,826)         $(20,763,032)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $ (1,866,596)         $ (6,655,695)

NET ASSETS:

   At beginning of period.......................................................       54,586,011            61,241,706
                                                                                      ------------          ------------
   At end of period.............................................................     $ 52,719,415          $ 54,586,011
                                                                                     ==============        ==============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF PERIOD................................................................     $  1,875,101          $  1,947,044
                                                                                     ==============        ==============

See notes to financial statements


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------



                                                Six Months
                                                   Ended                   Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2004   2003(4)       2002(4)      2001(4)      2000(4)     1999(4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)


Net asset value, beginning of period........      $ 12.890      $ 9.840      $11.510      $15.180      $18.900     $16.020
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Income (loss)  from investment operations:
     Net investment income (loss) ..........       $ 0.070      $ 0.073      $ 0.070     $ (0.023)     $ 0.135    $ (0.004)
     Net realized and unrealized gain (loss)         0.238        3.044       (1.740)      (3.647)      (3.455)      5.181
                                                 ---------    ---------    ---------    ---------    ---------    ---------
         Total income (loss)
            from investment operations......       $ 0.308      $ 3.117     $ (1.670)    $ (3.670)    $ (3.320)    $ 5.177
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Less distributions:
     Dividends from investment income.......      $ (0.088)    $ (0.067)     $ -          $ -          $ -         $ -
     Distributions from capital gains.......         -            -            -            -           (0.400)     (2.297)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
         Total distributions................      $ (0.088)    $ (0.067)     $ -          $ -         $ (0.400)   $ (2.297)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..............      $ 13.110      $12.890      $ 9.840      $11.510      $15.180     $18.900
                                                ==========   ==========   ==========   ==========   ==========   ==========

Total return(1) ............................         2.40%       31.96%      (14.51%)     (24.18%)     (17.58%)     34.26%

Ratios/Supplemental Data

     Net assets, end of period (000 omitted)      $ 52,719     $ 54,586     $ 50,835      $ 66,828     $110,868    $147,610
     Ratio of net expenses to average net assets     1.71%(6)     1.80%        1.66%(2)      1.56%(2)     1.49%(2)    1.49%(2)
     Ratio of net expenses after custodian fee
       reduction to average net assets(5)            1.71%(6)     1.80%        1.65%        -            -           -
     Ratio of net investment income (loss) to average
        net assets                                   1.11%(6)     0.81%        0.65%       (0.18%)       0.76%      (0.02%)
     Portfolio turnover rate  ..............           17%          77%          62%(3)       39%(3)       53%(3)     105%(3)

----------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Includes each fund's share of its corresponding Portfolio's allocated expenses.
(3)Represents portfolio turnover rate of the fund's corresponding portfolio.
(4)Certain per share amounts are based on average shares outstanding.
(5)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(6)Annualized.

See notes to financial statements


WRIGHT MANAGED EQUITY TRUST

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Funds seek to provide total return consisting of price appreciation and current income. Prior to December 20, 2002, WSBC and WIBC invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolios and maintain the same investment objectives.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

D. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Funds. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2003, the Trust, for federal income tax purposes, had capital loss carryovers of $28,101,718(WIBC), and $1,112,648(WSBC) and $36,962,750(WMBC)
     which will reduce the Funds' taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

     12/31          WSBC            WMBC           WIBC
                    -----------------------------------

     2009             -       $17,128,584     $12,528,270

     2010             -       17,603,398       14,010,156

     2011        $1,112,648    2,230,768        1,563,292

     At December 31, 2003, net capital losses of $2,972 for WIBC, and $141,920 for WMBC attributable to security transactions incurred after October 31, 2003 are treated as arising on the first day of the fund's current taxable year. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Interim Financial Information- The interim financial statements relating to June 30, 2004 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to an Investment Advisory Contract. Wright furnishes the Funds with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2004, the effective annual rate was 0.80% for WIBC and 0.60% for WSBC and WMBC. Wright has been allocated expenses of $869 on a preliminary basis on behalf of WMBC. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2004, the effective rate was 0.12% for WSBC, 0.12% for WMBC, and 0.17% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets for activities primarily intended to result in the sale of each fund's shares. Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any, for both WSBC and WMBC. Pursuant to this agreement, the principal underwriter made a preliminary reduction of its fees of $31,542 and $11,227 on behalf of WSBC and WMBC, respectively. The investment adviser also assumed on a preliminary basis $869 of expenses on behalf of WMBC. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 2004, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                       For the
                                                                  Six Months Ended                     Year Ended
                                                                    June 30, 2004                   December 31, 2003
                                                                 ------------------                -------------------
                                                                     (unaudited)
                                                              Shares            Amount          Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------



Wright Selected Blue Chip Equities Fund--
   Sold...................................................     495,745    $   6,013,651       1,288,153     $  12,745,026
   Issued to shareholders in payment of distributions declared    -              -               47,582           403,022
   Redemptions............................................    (518,608)      (6,314,894)     (1,659,851)      (16,224,836)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................     (22,863)   $    (301,243)       (324,116)    $  (3,076,788)
                                                            ============= ===============    ============   ===============

Wright Major Blue Chip Equities Fund

   Sold..................................................      637,886    $   6,812,181       1,487,609     $  13,724,956
   Issued to shareholders in payment of distributions declared   5,045           53,816          14,951           150,707
   Redemptions............................................  (1,480,932)     (15,777,772)     (2,481,862)      (23,066,173)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (838,001)   $  (8,911,775)       (979,302)    $  (9,190,510)
                                                            ===========   ==============     ============   ===============

Wright International Blue Chip Equities Fund-- Standard Shares:
   Sold...................................................     298,269    $   3,906,966       1,000,262     $  10,448,947
   Issued to shareholders in payment of distributions declared  21,458          276,379          25,450           231,084
   Redemptions............................................    (532,836)      (6,943,171)     (1,956,708)      (20,395,280)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (213,109)   $  (2,759,826)       (930,996)    $  (9,715,249)
                                                            ===========   ==============     ==========   = ==============

Wright International Blue Chip Equities Fund-- Institutional Shares:
   Issued to shareholders in payment of distributions declared   -        $       -              16,247      $     69,545
   Redemptions............................................       -                -          (2,259,640)      (11,117,328)
                                                            -----------   --------------     -----------    --------------
   Net decrease...........................................       -        $       -          (2,243,393)     $ (11,047,783)
                                                            ===========   ==============    =============   ===============

(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                     Six Months Ended June 30, 2004 (unaudited)
           -----------------------------------------------------------
                   WSBC           WMBC            WIBC
------------------------------------------------------------------------------

Purchases..... $ 14,334,284   $ 23,724,455   $   9,390,770
               ============== ============== ==============
Sales......... $  14,22,039   $ 33,213,324   $  12,785,465
               ============== ============== ==============

------------------------------------------------------------------------------


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2004, as computed on a federal income tax basis, are as follows:

                   WSBC           WMBC            WIBC
-------------------------------------------------------------------------------

Aggregate cost $ 31,832,23     $54,468,233      42,998,188
               ============   ============     ============

Gross unrealized
  appreciation   8,528,096       9,891,326      10,713,963
Gross unrealized
  depreciation    (510,339)       (695,440)     (1,145,342)
               -------------  -------------  -------------
Net unrealized
  appreciation $ 8,017,757   $   9,195,886   $   9,568,621
               ============== ============== ==============

-------------------------------------------------------------------------------

The appreciation on currency for WIBC is $8,543.

(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. WSBC, WMBC, and WIBC did not have significant borrowings or allocated fees during the year ended June 30, 2004. WSBC and WIBC have $24,000 and $463,000 outstanding, respectively, at June 30, 2004.

(8)  CLASS ELIMINATION

     The Institutional Share class of International Blue Chip Equities Fund was fully liquidated on May 20, 2003.

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2004 (unaudited)


Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)

MORTAGE-BACKED SECURITIES

$    122,768      FHLMC Gold Balloon #M90710             5.000%      03-01-07       $101.88       $ 125,080         4.9%
      83,721      FHLMC Gold Balloon #M90724             5.500%      05-01-07        102.54          85,848         5.4%
     330,067      FHLMC Gold Pool #M90767                4.500%      11-01-07        101.34         334,507         4.4%
     566,577      FHLMC Gold Pool #M90796                4.000%      02-01-08        100.02         566,687         4.0%
     472,659      FHLMC Gold Pool #M90802                4.000%      03-01-08        100.02         472,751         4.0%
     540,848      FHLMC Pool #1B1291                     4.397%      11-01-33        100.61         544,126         4.4%
     132,097      FNMA Pool #254227                      5.000%      02-01-09        101.53         134,118         4.9%
     696,353      FNMA Pool #701043                      4.056%      04-01-33         99.11         690,148         4.1%

U.S. GOVERNMENT AGENCIES

$    770,000      FFCB                                   2.500%      03-15-06       $ 99.53       $ 766,348         2.5%
   2,105,000      FHLMC                                  2.875%      11-03-06         99.00       2,083,859         2.9%
   3,095,000      FNMA                                   3.000%      02-03-06        100.27       3,103,437         3.0%
     795,000      FNMA                                   1.750%      06-16-06         97.67         776,469         1.8%


U.S. TREASURIES

$  3,025,000      U.S. Treasury Notes                    6.750%      05-15-05       $104.08     $ 3,148,484         6.5%
   6,335,000      U.S. Treasury Notes                    4.625%      05-15-06        103.57       6,561,432         4.5%
   3,000,000      U.S. Treasury Notes                    4.375%      05-15-07        103.39       3,101,721         4.2%
                                                                                                 -----------
TOTAL INVESTMENTS (identified cost, $22,697,847) - 96.9%                                         $22,495,015

Other Assets, Less Liabilities --  3.1%                                                              716,755
                                                                                                 -----------
Net Assets -- 100.0%                                                                             $23,211,770
                                                                                                ============

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FFCB - Federal Farm Credit Bank
See notes to financial statements


WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------


                    STATEMENT OF ASSETS AND LIABILITIES

                          June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost of $22,697,847) (Note 1A)  $ 22,495,015
  Cash....................................          587,294
  Receivable for investments sold.........           20,952
  Receivable for fund shares sold.........              132
  Receivable from investment adviser......            7,074
  Interest receivable.....................          146,716
  Prepaid expenses........................           17,731
                                               ------------
    Total assets..........................     $ 23,274,914
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     31,035
  Distributions payable...................           14,621
  Payable to affiliate for Trustees' fees.            1,224
  Transfer agent fee .....................            1,865
  Accrued expenses........................           14,399
                                               ------------
    Total liabilities.....................     $     63,144
                                               ------------
NET ASSETS................................     $ 23,211,770
                                               =============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $24,600,615
  Accumulated undistributed net realized
   loss on investments (computed on the
   basis of identified cost)..............        (919,204)
  Unrealized depreciation on investments
   (computed on the basis of identified cost)     (202,832)
  Distributions in excess of net investment
   income.................................        (266,809)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $23,211,770
                                               =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING.       2,313,123
                                               =============

NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $     10.03
                                               ==============


See notes to financial statements



                STATEMENT OF OPERATIONS

       Six Months Ended June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $    260,849
                                               ------------
  Expenses -
   Investment adviser fee (Note 3)........     $     56,201
   Administrator fee (Note 3).............           11,240
   Compensation of Trustees not employees of
    the investment adviser or administrator           5,024
   Custodian fee (Note 1C)................           24,410
   Distribution expenses (Note 4).........           31,223
   Transfer and dividend disbursing agent fees       10,374
   Printing...............................            2,002
   Interest expense.......................              390
   Shareholder communications.............            3,822
   Audit services.........................           12,156
   Legal services.........................            2,862
   Registration costs.....................            8,032
   Miscellaneous..........................            2,982
                                               ------------
    Total expenses........................     $    170,718
                                               ------------

Deduct -
   Preliminary reduction of custodian
    fee (Note 3)..........................     $      (612)
   Preliminary reduction of investment
    adviser fee(Note 3)...................         (20,350)
   Preliminary reduction of distribution
    expenses by principal underwriter
    (Note 4)..............................         (31,223)
                                               ------------

    Total deductions......................     $   (52,185)
                                               ------------
    Net expenses..........................     $    118,533
                                               ------------
      Net investment income...............     $    142,316
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $   (27,567)
  Change in unrealized depreciation
   of investments.........................        (238,373)
                                               ------------

   Net realized and unrealized loss of
    investments...........................     $  (265,940)
                                               ------------

    Net decrease in net assets from operations $  (123,624)
                                               =============


See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2004        Dec. 31, 2003
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    142,316          $    545,906
     Net realized gain (loss) on investments....................................          (27,567)              699,197
     Change in unrealized appreciation (deprecation) on investments.............         (238,373)           (1,048,933)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $   (123,624)         $    196,170
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (391,243)         $   (914,896)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (391,243)         $   (914,896)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $ (3,830,842)         $ (5,563,259)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (4,345,709)         $ (6,281,985)

NET ASSETS:
   At beginning of period.......................................................        27,557,479           33,839,464
                                                                                      ------------          ------------
   At end of period.............................................................     $  23,211,770         $ 27,557,479
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $   (266,809)         $    (17,880)
                                                                                     =============         =============




See notes to financial statements


WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------




                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2004    2003          2002         2001         2000        1999
----------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)

Net asset value, beginning of period........     $ 10.250     $ 10.490     $  10.290    $  10.080    $   9.930     $ 10.270
                                                 --------     --------     --------     --------     --------      --------
Income (loss) from investment operations:

   Net investment income(1)  ...............     $  0.049     $  0.165     $   0.349    $   0.480(7) $   0.525     $  0.534
   Net realized and unrealized gain (loss)..       (0.111)      (0.102)        0.200        0.195(7)     0.143       (0.343)
                                                 --------     --------     --------     --------     --------      --------
     Total income from investment operations     $ (0.062)    $  0.063     $   0.549    $   0.675    $   0.668     $  0.191
                                                 --------     --------     --------     --------     --------      --------

Less distributions:
     Distributions from investment income...     $ (0.158)    $ (0.303)    $  (0.349)   $  (0.465)   $  (0.518)    $ (0.531)
                                                 --------     --------     --------     --------     --------      --------
     Total distributions....................     $ (0.158)    $ (0.303)    $  (0.349)   $  (0.465)   $  (0.518)    $ (0.531)
                                                 --------     --------     --------     --------     --------      --------
Net asset value, end of period..............     $ 10.030     $ 10.250     $  10.490    $  10.290    $  10.080     $  9.930
                                                 =========    =========    =========    =========    =========     ========
Total return(2) ............................      (0.61%)        0.61%        5.42%         6.82%        6.94%        1.91%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $  23,212    $ 27,557     $ 33,839     $  36,025    $  39,198     $ 52,825
   Ratio of net expenses to average net assets     0.95%(8)    0.95%       0.97%(3)       0.97%(3)      0.98%(3)       0.91%(3)
   Ratio of net expenses after custodian fee
      reduction to average net assets ......       0.95%(8)    0.95%(6)    0.95%(3)(4)(6) 0.95%(3)(4)(6)0.95%(3)(4)(6) 0.90%(3)(4)
   Interest expense  .......................        _          0.01%          -            -              -            -
   Ratio of net investment income to average
      net assets............................        1.14%(8)     1.75%         3.10%        4.40%       5.27%        5.27%
   Portfolio turnover rate  ................          79%         165%           64%(5)       92%(5)      65%(5)        0%(5)

---------------------------------------------------------------------------------------------------------------------------------

(1)For  certain  periods  presented,  the  operating  expenses  of the fund were reduced by an allocation of expenses to the investment  adviser,  a reduction
   in  distribution   fees  by  the  principal   underwriter,   a  reduction  in
   administrator  fees,  or a  combination  thereof.  Had such  action  not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2004         2003          2002         2001         2000         1999
                                                ----------------------------------------------------------------------------

     Net investment income per share........     $  0.037     $  0.134     $   0.323    $   0.452    $   0.511     $  0.526
                                                 =========    =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

       Expenses ............................        1.36%(8)     1.28%         1.20%(3)     1.22%(3)     1.13%(3)     0.99%(3)
                                                 =========    =========    =========    =========    =========    =========
       Expenses after custodian fee reduction       1.36%(8)     1.28%        1.18%(3)(4)   1.20%(3)(4)  1.10%(3)(4)  0.98%(3)(4)
                                                 =========    =========    =========    =========    =========    =========
       Interest expense.....................        -            0.01%         -            -            -            -
                                                 =========    =========    =========    =========    =========    =========
       Net investment income................        0.73%(8)     1.42%         2.87%        4.15%        5.13%        5.19%
                                                 =========    =========    =========    =========    =========    =========
----------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Custodian fees were reduced by credits  resulting from cash balances the fund maintained  with the custodian  (Note 1C). The computation of net expenses to average daily net assets reported above is computed without  consideration of such credits.
(5)Represents portfolio turnover rate of the fund's corresponding portfolio.
(6)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(7)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.491 and net realized and unrealized  gain
   (loss) per share would have been $0.184.
(8)Annualized.

See notes to financial statements


WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2004 (unaudited)



Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)

MORTAGE-BACKED SECURITIES

$     16,744      FHLMC Gold Pool #M90724                5.500%      05-01-07       $102.54       $  17,170         5.4%
     330,067      FHLMC Gold Pool #M90767                4.500%      11-01-07        101.34         334,507         4.4%
     157,553      FHLMC Gold Pool #M90802                4.000%      03-01-08        100.02         157,584         4.0%
     285,814      FHLMC Pool #1B1291                     4.397%      11-01-33        100.61         287,546         4.4%
      66,049      FNMA Pool #254227                      5.000%      02-01-09        101.53          67,059         4.9%
     194,523      FNMA Pool #254546                      5.500%      12-01-17        102.60         199,580         5.4%
     189,159      FNMA Pool #663689                      5.000%      01-01-18        100.39         189,891         5.0%
     301,588      FNMA Pool #701043                      4.056%      04-01-33         99.11         298,901         4.1%


U.S. GOVERNMENT AGENCIES

$  1,030,000      FFCB                                   2.500%      03-15-06       $ 99.53      $1,025,115         2.5%
   1,070,000      FHLMC                                  2.875%      11-03-06         99.00       1,059,254         2.9%
     755,000      FNMA                                   3.000%      02-03-06        100.27         757,058         3.0%
   1,175,000      FNMA                                   2.875%      05-19-08         96.36       1,132,198         3.0%
   1,875,000      FNMA                                   3.875%      11-17-08         98.67       1,850,121         3.9%
     390,000      Tennessee Valley Authority             6.000%      03-15-13        106.88         416,847         5.6%

U.S. TREASURIES

$    380,000      U.S. Treasury Notes                    6.750%      05-15-05      $ 104.08       $ 395,512         6.5%
     170,000      U.S. Treasury Notes                    4.625%      05-15-06        103.57         176,076         4.5%
     480,000      U.S. Treasury Notes                    3.000%      11-15-07         99.09         475,613         3.0%
   1,940,000      U.S. Treasury Notes                    3.875%      02-15-13         95.63       1,855,203         4.1%
                                                                                                 -----------
Total Investments (identified cost, $10,870,948) - 98.%                                          $10,695,235

Other Assets, less Liabilities - 1.1%                                                                117,311
                                                                                                 -----------

Net Assets -  100.0%                                                                             $10,812,546
                                                                                                ============

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FFCB - Federal Farm Credit Bank

See notes to financial statements


WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------


                 STATEMENT OF ASSETS AND LIABILITIES

                       June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost of $10,870,948)(Note 1A)  $ 10,695,235
  Cash....................................           20,080
  Receivable for investments sold.........           11,072
  Receivable for fund shares sold.........            2,294
  Receivable from investment adviser......            9,432
  Interest receivable.....................           82,861
  Prepaid expenses........................           14,428
                                               ------------
    Total assets..........................     $ 10,835,402
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $        700
  Distributions payable...................            5,169
  Payable to affiliate for Trustees' fees.            1,272
  Transfer agent fee payable..............            1,539
  Accrued expenses and other liabilities..           14,176
                                               ------------
    Total liabilities.....................     $     22,856
                                               ------------


NET ASSETS................................     $ 10,812,546
                                               =============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 11,150,950
  Accumulated undistributed net realized loss
   on investments (computed on the basis
   of identified cost)....................        (107,232)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     (175,713)
  Distributions in excess of net investment
   income.................................         (55,459)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 10,812,546
                                               =============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................          847,740
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      12.75
                                               =============


See notes to financial statements





                    STATEMENT OF OPERATIONS

           Six Months Ended June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income .......................     $    197,150
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $     29,279
   Administration fee (Note 3)............            5,856
   Compensation of Trustees not employees of
    the investment adviser or administrator           5,024
   Custodian fee (Note 1C)................           23,731
   Distribution expenses (Note 4).........           16,266
   Transfer and dividend disbursing agent fees        8,554
   Printing...............................            1,320
   Interest expense.......................              386
   Shareholder communications.............            2,002
   Audit services.........................           10,940
   Legal services.........................            2,537
   Registration costs.....................            8,732
   Miscellaneous..........................            2,225
                                               ------------
    Total expenses........................     $    116,852
                                               ------------

Deduct -
   Preliminary reduction of custodian fee
    (Note 3)..............................     $      (146)
   Preliminary allocation of expenses to
    investment adviser (Note 3)...........          (9,432)
   Preliminary reduction of investment adviser fee
    (Note 3)..............................         (29,279)
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 4).....         (16,266)
                                               ------------
    Total deductions......................     $   (55,123)
                                               ------------
    Net expenses..........................     $     61,729
                                               ------------
      Net investment income...............     $    135,421
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $   (16,819)
  Change in unrealized depreciation
   of investments.........................        (195,056)
                                               ------------
   Net realized and unrealized loss of
    investments...........................     $  (211,875)
                                               ------------
    Net decrease in net assets from
     operations...........................     $   (76,454)
                                               =============


See notes to financial statements

Wright U.S. Government Intermediate Fund (WUSGI)
-------------------------------------------------------------------------------




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2004         Dec. 31,2003
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    135,421          $    481,595
     Net realized gain (loss) on investments....................................          (16,819)              725,050
     Change in unrealized appreciation (depreciation) on investments............         (195,056)           (1,003,483)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $    (76,454)         $    203,162
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (189,685)         $   (509,316)
     From net realized gain.....................................................                -              (525,743)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (189,685)         $ (1,035,059)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $ (2,875,521)         $  (729,294)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (3,141,660)         $ (1,561,191)

NET ASSETS:
   At beginning of period.......................................................       13,954,206            15,515,397
                                                                                      ------------          ------------
   At end of period.............................................................     $ 10,812,546          $ 13,954,206
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $    (55,459)         $     (1,194)
                                                                                     =============         =============


See notes to financial statements


WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------


                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               ---------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2004     2003         2002         2001         2000        1999
--------------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)

Net asset value, beginning of period........     $ 13.020     $ 13.790     $  13.630    $  13.750    $  12.890     $ 14.400
                                                  --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income(1) ................     $  0.124     $  0.422     $   0.575    $   0.651(7) $   0.737     $  0.722
   Net realized and unrealized gain (loss)..       (0.206)      (0.235)        0.496        0.006(7)     0.842       (1.282)
                                                  --------     --------     --------     --------     --------      --------

     Total income (loss)
     from investment operations.............     $ (0.082)    $  0.187     $   1.071    $   0.657    $   1.579     $ (0.560)
                                                  --------     --------     --------     --------     --------      --------

Less distributions:

   Distributions from investment income.....     $ (0.188)    $ (0.451)    $  (0.605)   $  (0.701)   $  (0.719)    $ (0.716)
   Distributions from capital gains.........        -           (0.506)       (0.306)      (0.076)       -           (0.234)
                                                  --------     --------     --------     --------     --------      --------

     Total distributions....................     $ (0.188)    $ (0.957)    $  (0.911)   $  (0.777)   $  (0.719)    $ (0.950)
                                                  --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 12.750     $ 13.020     $  13.790    $  13.630    $  13.750     $ 12.890
                                                  ========    =========    =========    =========    =========    =========
Total return(2) ............................      (0.64%)        1.36%        8.07%         5.40%       12.61%      (3.97%)

Ratios/Supplemental Data(1):
   Net assets, end of period (000 omitted)..     $  10,813    $  13,954    $  15,515    $  10,169    $  16,498     $ 31,192
     Ratio of net expenses to average net asset     0.95%(8)    0.95%        1.01%(3)     1.02%(3)      0.97%(3)       0.92%(3)
     Ratio of net expenses after custodian fee
        reduction to average net assets.....        0.95%(6)(8) 0.95%(6)   0.95%(3)(4)(6) 0.95%(3)(4)(6) 0.95%(3)(4)(6)0.90%(3)(4)
     Interest expense.......................        0.01%       0.01%        -            -            -            -
     Ratio of net investment income
        to average net assets...............        2.08%(8)     3.13%        3.95%        5.11%        5.55%        5.26%
   Portfolio turnover rate  ................         33%          167%        98%(5)        27%(5)       74%(5)       0%(5)

----------------------------------------------------------------------------------------------------------------------------------

(1)For each of the periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in investment adviser fees, a reduction in distribution fees by the distributor, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                   2004         2003          2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............     $  0.073     $  0.326     $   0.477    $   0.547    $   0.700     $  0.703
                                                  =========    =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses ................................        1.80%(8)     1.66%        1.62%(3)     1.84%(3)     1.26%(3)    1.06%(3)
                                                  =========    =========    =========    =========    =========    =========
   Expenses after custodian fee reduction...        1.80%(8)     1.66%        1.56%(3)(4)  1.77%(3)(4)  1.24%(3)(4) 1.04%(3)(4)
                                                  =========    =========    =========    =========    =========    =========
   Interest expense.........................        0.01%        0.01%         -            -            -            -
                                                  =========    =========    =========    =========    =========    =========
   Net investment income....................        1.24%(8)     2.42%         3.28%        4.29%        5.27%        5.12%
                                                  =========    =========    =========    =========    =========    =========

--------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.
(5)Represents portfolio turnover rate at the fund's corresponding portfolio.
(6)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(7)Reporting   guidelines   require  the  fund  to   disclose   the  effects  of
   implementing  the change in accounting  for the  amortization  of premium and discount on debt securities. If the adjustments were not made, net investment income per share would have been $0.713 and net realized and unrealized  gain
   (loss) per share would have been $(0.056).
(8)Annualized.

See notes to financial statements


WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2004 (unaudited)


Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)

ASSET-BACKED SECURITIES

FINANCIAL SERVICES

$    430,000      Citibank Credit Card Master Trust      6.900%      10-15-07      $ 105.44        $453,387         6.5%
     380,000      Citibank Credit Card Master Trust      5.875%      03-10-11        106.97         406,503         5.5%
     610,000      MBNA Master Credit Card Trust
                   Ser. 1999-BA                          5.900%      08-15-11        107.21         654,006         5.5%
     140,000      MBNA Master Credit Card Trust,
                   Ser. 2000-AA                          7.350%      07-16-07        103.35         144,692         7.1%
                                                                                                  ----------
Total Asset-Backed Securities (identified cost, $1,1,661,891) - 4.3%                            $ 1,658,588
                                                                                                  ----------

CORPORATE BONDS

AUTO
$    190,000      DaimlerChrysler North America
                   Holding Co.                           7.200%      09-01-09      $ 108.97      $  207,049         6.6%
     195,000      General Motors Corp.                   8.800%      03-01-21        109.86         214,227         8.0%

BANKS
$    205,000      Bank One Corp., Note                   2.625%      06-30-08      $  94.26      $  193,233         2.8%
     390,000      Bayerische Landesbank, MTN             2.600%      10-16-06         98.65         384,746         2.6%
     335,000      CIT Group, Inc.                        7.750%      04-02-12        114.21         382,618         6.8%
     320,000      National Rural Utilities               7.250%      03-01-12        113.73         363,939         6.4%
     325,000      Royal Bank of Scotland                 7.648%      08-31-49        112.62         366,007         6.8%
     360,000      U.S. Bancorp                           5.100%      07-15-07        104.31         375,513         4.9%

BLDG - RESIDENTIAL/COMMER
$    170,000      Centex Corp.                           7.875%      02-01-11      $ 113.23      $  192,493         7.0%

BUILDING MATERIALS
$     95,000      Lowes Co., Inc.                        8.250%      06-01-10      $ 118.90      $  112,958         6.9%

CABLE TV
$    170,000      AT&T Broadband Corp.                   8.375%      03-15-13      $ 117.58      $  199,889         7.1%
     180,000      Cox Communications, Inc.               7.125%      10-01-12        109.77         197,582         6.5%

DIVERSIFIED FINANCIALS
$    375,000      Bear Stearns Co., Inc.                 1.770%      09-27-07      $ 101.35      $  380,063         1.7%
     340,000      Boeing Capital Corp., Senior Note      7.375%      09-27-10        113.22         384,937         6.5%
     230,000      Cendant Corp.                          6.250%      01-15-08        106.73         245,469         5.9%
     190,000      First Union Corp.                      6.400%      04-01-08        107.84         204,897         5.9%
     200,000      Ford Motor Credit Co.                  7.375%      10-28-09        106.84         213,680         6.9%
     415,000      General Electric Cap Corp.             6.125%      02-22-11        107.24         445,047         5.7%
     300,000      Goldman Sachs Group, Inc.              6.600%      01-15-12        107.77         323,308         6.1%
     390,000      SLM Corp.                              1.390%      07-25-07        100.24         390,952         1.4%

ELECTRIC - INTEGRATED
$    190,000      American Electric Power Co., Inc.      6.125%      05-15-06      $ 105.02      $  199,543         5.8%
     205,000      Dominion Resources, Inc.               6.300%      03-15-33         95.30         195,359         6.6%
     190,000      PPL Electric Utilities                 5.875%      08-15-07        105.88         201,167         5.5%
     185,000      Progress Energy, Inc.                  7.100%      03-01-11        109.73         202,992         6.5%
     210,000      Scana Corp.                            1.700%      11-15-06        100.12         210,254         1.6%

FOOD-RETAIL
$    180,000      Albertson's, Inc.                      7.500%      02-15-11      $ 112.84        $ 203,109        6.6%
      200,000     Safeway, Inc., Note                    5.800%      08-15-12        100.97          201,948        5.7%

FOOD, BEVERAGE & TOBACCO
$     380,000     Pepsico, Inc.                          3.200%      05-15-07       $ 99.50        $ 378,086        3.2%

INSTRUMENTS-CONTROLS
$    345,000      Honeywell International, Inc.          7.000%      03-15-07       $108.81        $ 375,378        6.4%

MEDICAL
$    110,000      Amgen, Inc.                            6.500%      12-01-07       $109.12        $ 120,036        6.0%
      205,000     Wyeth                                  5.500%      03-15-13         96.67          198,184        5.7%

MEDICAL-HMO
$     380,000     UnitedHealth Group, Inc.               4.875%      04-01-13       $ 97.77        $ 371,518        5.0%

MULTIMEDIA
$     185,000     AOL Time Warner, Inc.                  6.750%      04-15-11       $107.85        $ 199,516        6.3%

OIL & GAS
$     460,000     BP Capital Markets Plc                 2.750%      12-29-06       $ 98.79        $ 454,412        2.8%
     320,000      Phillips Petroleum                     6.650%      07-15-18        109.34          349,890        6.1%
      190,000     Repsol International Finance           7.450%      07-15-05        105.04          199,567        7.1%
      180,000     Transocean Sedco Forex                 7.500%      04-15-31        114.20          205,565        6.6%

PAPER & RELATED PRODUCTS
$    190,000      Meadwestvaco Corp.                     6.850%      04-01-12       $107.43        $ 204,123        6.4%

PIPELINES
$     185,000     Duke Capital Corp., Senior Note        7.500%      10-01-09       $110.41        $ 204,261        6.8%

PROPERTY/CASUALTY INSURANCE
$     205,000     Fund American Cos., Inc.,
                   Guar. Senior Note                     5.875%      05-15-13       $ 99.96        $ 204,913        5.9%

RETAIL
$     135,000     TJX Cos., Inc.                         7.450%      12-15-09       $114.23        $ 154,205        6.5%

TELECOM
$    165,000      Ameritech Capital Corp.                7.500%      04-01-05       $103.60        $ 170,935        7.2%
     180,000      AT&T Wireless                          7.875%      03-01-11        113.90          205,013        6.9%
     145,000      British Telecom Plc                    8.875%      12-15-30        123.73          179,402        7.2%
     170,000      Deutsche Telekom International Finance 8.500%      06-15-10        117.00          198,892        7.3%
     170,000      France Telecom SA                      8.750%      03-01-11        116.03          197,255        8.0%
     150,000      SBC Communications, Inc.               7.000%      07-15-04        100.13          150,201        7.0%
     190,000      Sprint Capital Corp.                   6.125%      11-15-08        105.21          199,903        5.8%
     325,000      Verizon Global Funding Corp.           7.750%      12-01-30        112.65          366,126        6.9%
                                                                                                   ----------
Total Corporate Bonds (identified cost, $12,615,798) - 32.6%                                     $12,480,360
                                                                                                   ----------

GOVERNMENT INTERESTS

MORTGAGE-BACKED SECURITIES

$    228,065      FHLMC Gold Pool #A10798                5.500%      05-01-33      $  99.90      $   227,840         5.5%
     722,607      FHLMC Gold Pool #A13645                6.000%      09-01-33        102.29          739,180         5.9%
     174,166      FHLMC Gold Pool #C01646                6.000%      09-01-33        102.29          178,160         5.9%
     146,048      FHLMC Gold Pool #C01702                6.500%      10-01-33        104.71          152,928         6.2%
      72,729      FHLMC Gold Pool #E00903                7.000%      10-01-15        106.14           77,193         6.6%
     545,245      FHLMC Pool #1B1291                     4.397%      11-01-33        100.61          548,550         4.4%
     133,898      FHLMC Pool #27663                      7.000%      06-01-29        105.89          141,790         6.6%
     650,446      FNMA Pool #254865                      4.500%      08-01-18         98.02          637,549         4.6%
   1,336,097      FNMA Pool #254904                      5.500%      09-01-33         99.84        1,333,982         5.5%
      91,971      FNMA Pool #479477                      6.000%      01-01-29        102.62           94,385         5.8%
      77,079      FNMA Pool #489357                      6.500%      03-01-29        104.38           80,456         6.2%
     103,567      FNMA Pool #535332                      8.500%      04-01-30        108.82          112,704         7.8%
     369,252      FNMA Pool #545317                      5.500%      11-01-16        102.66          379,078         5.4%
     426,249      FNMA Pool #545407                      5.500%      01-01-32        100.05          426,459         5.5%
     124,465      FNMA Pool #545782                      7.000%      07-01-32        105.57          131,401         6.6%
     937,615      FNMA Pool #545993                      6.000%      11-01-32        102.30          959,189         5.9%
     608,661      FNMA Pool #555531                      5.500%      06-01-33         99.84          607,698         5.5%
     674,402      FNMA Pool #576524                      5.500%      01-01-29        100.28          676,313         5.5%
     137,616      FNMA Pool #597396                      6.500%      09-01-31        104.32          143,557         6.2%
      86,124      FNMA Pool #634823                      6.500%      03-01-32        104.23           89,767         6.2%
     567,476      FNMA Pool #663689                      5.000%      01-01-18        100.39          569,674         5.0%
     563,494      FNMA Pool #701043                      4.056%      04-01-33         99.11          558,473         4.1%
     284,688      FNMA Pool #725550                      5.000%      05-01-19        100.39          285,790         5.0%
     352,937      FNMA Pool #738630                      5.500%      11-01-33         99.84          352,378         5.5%
     600,452      FNMA Pool #739319                      6.000%      10-01-33        102.24          613,903         5.9%
     155,975      GNMA II Pool #2671                     6.000%      11-20-28        102.74          160,254         5.8%
      30,697      GNMA II Pool #2909                     8.000%      04-20-30        109.26           33,539         7.3%
      87,844      GNMA II Pool #2972                     7.500%      09-20-30        107.81           94,704         7.0%
      34,405      GNMA II Pool #2973                     8.000%      09-20-30        109.26           37,591         7.3%
   1,138,654      GNMA II Pool #3442                     5.000%      09-20-33         97.11        1,105,726         5.1%
   1,279,254      GNMA II Pool #3530                     5.500%      03-20-34         99.95        1,278,588         5.5%
     535,265      GNMA Pool #374892                      7.000%      02-15-24        106.82          571,795         6.6%
     112,944      GNMA Pool #376400                      6.500%      02-15-24        105.24          118,864         6.2%
     169,057      GNMA Pool #379982                      7.000%      02-15-24        106.82          180,594         6.6%
     214,415      GNMA Pool #410081                      8.000%      08-15-25        110.15          236,180         7.3%
      95,109      GNMA Pool #427199                      7.000%      12-15-27        106.57          101,358         6.6%
     101,478      GNMA Pool #436214                      6.500%      02-15-13        106.21          107,784         6.1%
      78,863      GNMA Pool #442996                      6.000%      06-15-13        104.89           82,722         5.7%
     208,302      GNMA Pool #448490                      7.500%      03-15-27        108.00          224,966         6.9%
     255,603      GNMA Pool #458762                      6.500%      01-15-28        104.79          267,851         6.2%
     185,776      GNMA Pool #460726                      6.500%      12-15-27        104.90          194,882         6.2%
     237,183      GNMA Pool #463839                      6.000%      05-15-13        104.89          248,788         5.7%
     179,597      GNMA Pool #478072                      6.500%      05-15-28        104.79          188,203         6.2%
      81,867      GNMA Pool #488924                      6.500%      11-15-28        104.79           85,790         6.2%
      58,137      GNMA Pool #510706                      8.000%      11-15-29        109.73           63,791         7.3%
     178,622      GNMA Pool #581536                      5.500%      06-15-33        100.13          178,850         5.5%

U.S. GOVERNMENT AGENCIES

$    415,000      FFCB                                   2.500%      03-15-06      $  99.53      $   413,032         2.5%
     870,000      FHLMC                                  2.875%      11-03-06         99.00          861,263         2.9%
     405,000      FNMA                                   3.000%      02-03-06        100.27          406,104         3.0%
     900,000      FNMA                                   2.875%      05-19-08         96.36          867,216         3.0%
     770,000      FNMA                                   3.875%      11-17-08         98.67          759,783         3.9%
     275,000      FNMA                                   6.250%      05-15-29        105.54          290,230         5.9%
     320,000      Tennessee Valley Authority             6.000%      03-15-13        106.88          342,028         5.6%

U.S. TREASURIES

$    890,000      U.S. Treasury Bonds                    7.250%      05-15-16      $ 120.93      $ 1,076,240         6.0%
   1,355,000      U.S. Treasury Bonds                    6.125%      11-15-27        109.61        1,485,260         5.6%
   2,015,000      U.S. Treasury Notes                    3.875%      02-15-13         95.63        1,926,924         4.1%
                                                                                                 -----------
Total Government Interests (identified cost, $24,215,394) - 63.0%                                $24,109,297
                                                                                                 -----------
Total Investments (identified cost, $38,493,083) - 99.9%                                         $38,248,245
Other assets, Less liabilities  - 0.1%                                                                38,723
                                                                                                 -----------

Net Assets -- 100.0%                                                                             $38,286,968
                                                                                                ============


FFCB - Federal Farm Credit Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                    STATEMENT OF ASSETS AND LIABILITIES

                         June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments at value
    (identified cost, $38,493,083) (Note 1A)   $ 38,248,245
  Cash....................................                4
  Receivable for investments sold.........           21,123
  Receivable for fund shares sold.........              233
  Receivable from investment adviser......            6,727
  Interest receivable.....................          355,681
  Prepaid expenses........................           16,272
                                               ------------
    Total assets..........................     $ 38,648,285
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $    254,100
  Demand note payable.....................           63,000
  Distributions payable...................           26,812
  Payable to affiliate for Trustees' fees.            1,302
  Transfer agent fee .....................            2,027
  Accrued expenses and other liabilities..           14,076
                                               ------------
    Total liabilities.....................     $    361,317
                                               ------------

NET ASSETS................................     $ 38,286,968
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 40,539,900
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)    (1,836,911)
  Unrealized depreciation on investments
   (computed on the basis of identified cost)      (244,838)
  Distributions in excess of net investment
   income.................................         (171,183)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 38,286,968
                                               ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................        3,049,227
                                               ============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $      12.56
                                               ============




See notes to financial statements


                              STATEMENT OF OPERATIONS

                   Six Months Ended June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $    928,066
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $     92,757
   Administrator fee (Note 3).............           14,429
   Compensation of Trustees not employees of
    the investment adviser or administrator           4,854
   Custodian fee (Note 1C)................           30,057
   Distribution expenses (Note 4).........           51,532
   Transfer and dividend disbursing agent fees       10,328
   Printing...............................            2,120
   Interest expense.......................              756
   Shareholder communications.............            2,368
   Audit services.........................           12,156
   Legal services.........................            2,943
   Registration costs.....................           10,972
   Miscellaneous..........................            2,795
                                               ------------
    Total expenses........................     $    238,067
                                               ------------

  Deduct -
   Preliminary reduction of custodian fee.     $      (687)
   Preliminary allocation of expenses to the
    investment adviser (Note 3)...........          (6,727)
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 4).....     $   (34,933)
                                               ------------
   Total deductions.......................     $   (42,347)
                                               ------------
    Net expenses..........................     $    195,720
                                               ------------
      Net investment income...............     $    732,346
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $     34,734
  Change in unrealized depreciation
   of investments.........................        (889,444)
                                               ------------

   Net realized and unrealized loss of
    investments...........................     $  (854,710)
                                               ------------

    Net decrease in net assets from
     operations...........................     $  (122,364)
                                               ============


See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2004        Dec. 31, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    732,346          $  1,491,343
     Net realized gain on investments...........................................           34,734             1,652,885
     Change in unrealized appreciation (depreciation) of investments............         (889,444)           (1,854,914)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $   (122,364)         $  1,289,314
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (893,856)         $ (1,734,662)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (893,856)         $ (1,734,662)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $ (3,013,833)         $  3,358,788
                                                                                      ------------          ------------
       Net increase (decrease) in net assets....................................     $ (4,030,053)         $  2,913,440

NET ASSETS:
   At beginning of period.......................................................       42,317,021            39,403,581
                                                                                      ------------          ------------
   At end of period.............................................................     $ 38,286,968          $ 42,317,021
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $   (171,183)         $     (9,673)
                                                                                     =============         =============

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------



                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               ------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2004    2003          2002         2001         2000        1999
-----------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)

Net asset value, beginning of period........     $ 12.870     $ 13.010     $  12.550    $  12.630    $  12.100     $ 13.310
                                                  --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income(1) ................     $  0.226     $  0.483     $   0.639    $   0.709 (4)$   0.712     $  0.679

   Net realized and unrealized gain (loss)..       (0.260)      (0.066)        0.461       (0.090)(4)    0.530       (1.190)
                                                  --------     --------     --------     --------     --------      --------
     Total income (loss) from investment
       operations...........................     $ (0.034)    $  0.417    $   1.100    $   0.619     $  1.242      $ (0.511)
                                                  --------     --------     --------     --------     --------      --------
Less distributions:

   Distributions from investment income.....     $ (0.276)    $ (0.557)    $  (0.640)   $  (0.699)   $  (0.712)    $ (0.680)
   Distributions from capital gains.........        -            -             -            -            -           (0.019)
                                                  --------     --------     --------     --------     --------      --------

     Total distributions....................     $ (0.276)    $ (0.557)    $  (0.640)   $  (0.699)   $  (0.712)    $ (0.699)
                                                  --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 12.560     $ 12.870     $ 13.010     $ 12.550     $  12.630     $ 12.100
                                                 =========    =========    =========    =========    =========    =========
Total return(2) ............................       (0.28%)       3.25%        9.03%        4.96%        10.62%      (3.91%)

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $ 38,287     $ 42,317     $ 39,404     $ 50,620     $  65,775     $ 87,336
   Ratio of net expenses to average net assets     0.95%(6)      0.95%        0.96%        0.96%        0.96%         0.90%

   Ratio of net expenses after custodian fee
     reduction to average net assets........       0.95%(3)(5)(6)0.95%(5)     0.95%(3)(5)  0.95%(3)(5)  0.95%(3)(5)   0.90%(3)
   Ratio of net investment income to average
      net assets............................        3.55%(6)     3.67%        4.92%        5.44%        5.84%        5.36%
   Portfolio turnover rate..................          36%         131%          68%          38%          61%          31%

----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months  ended June 30, 2004 and for the years ended  December 31,
   2003, 2002, 2001 and 1999, the operating expenses of the fund were reduced by an allocation of expenses to the  investment  adviser,  and/or a reduction in
   distribution   expenses  by  the  distributor.   Had  such  action  not  been
   undertaken, net investment income per share and the ratios would have been as follows:

                                                   2004         2003          2002         2001                      1999
                                                   --------------------------------------------------------------------------

   Net investment income per share..........     $  0.213     $  0.455     $  0.621     $  0.701                   $  0.678
                                                 ==========   ==========   ==========   ==========               ==========
   Ratios (As a percentage of average net assets):

     Expenses...............................         1.15%(6)    1.17%         1.09%        1.02%                     0.91%
                                                 ==========   ==========   ==========   ==========               ==========
     Expenses after custodian fee reduction.         1.15%(3)(6) 1.17%         1.08%(3)     1.01%(3)                  0.91%(3)

                                                 ==========   ==========   ==========   ==========               ==========
     Net investment income..................         3.35%(6)    3.46%         4.78%        6.38%                     5.35%
                                                 ==========   ==========   ==========   ==========               ==========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits  resulting from cash balances the fund maintained  with the custodian  (Note 1C). The computation of net expenses to average daily net assets reported above is computed without  consideration of such credits.
(4)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.716 and net realized and unrealized  gain
   (loss) per share would have been $(0.097).
(5)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.

(6)Annualized.

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2004 (unaudited)



Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value         Yield
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (unaudited)

MORTGAGE-BACKED SECURITIES - 99.4%

$1,472,681        FHLMC Pool #11636                       5.000%      01-01-19        $100.35     $ 1,477,899         5.0%
   181,157        FHLMC Pool #27663                       7.000%      06-01-29         105.89         191,835         6.6%
   875,353        FNMA Pool #254546                       5.500%      12-01-17         102.60         898,111         5.4%
   235,320        FNMA Pool #535131                       6.000%      03-01-29         102.62         241,497         5.8%
   968,127        FNMA Pool #673315                       5.500%      11-01-32          99.90         967,143         5.5%
   949,103        FNMA Pool #696828                       5.000%      04-01-18         100.39         952,778         5.0%
   814,175        FNMA Pool #729950                       6.000%      12-01-33         102.24         832,413         5.9%
   121,222        GNMA II Pool #1268                      8.000%      07-20-23         110.15         133,521         7.3%
     8,915        GNMA II Pool #1596                      9.000%      04-20-21         112.65          10,042         8.0%
    57,398        GNMA II Pool #1788                      7.000%      07-20-24         106.70          61,244         6.6%
    56,834        GNMA II Pool #2218                      7.500%      05-20-26         107.94          61,344         6.9%
   152,715        GNMA II Pool #2268                      7.500%      08-20-26         107.94         164,833         6.9%
    25,395        GNMA II Pool #2855                      8.500%      12-20-29         109.48          27,803         7.8%
   345,774        GNMA II Pool #3228                      6.500%      04-20-32         104.39         360,960         6.2%
 1,083,538        GNMA II Pool #3259                      5.500%      07-20-32         100.03       1,083,842         5.5%
 1,528,136        GNMA II Pool #3284                      5.500%      09-20-32         100.03       1,528,564         5.5%
    95,825        GNMA II Pool #545                       7.500%      12-20-22         108.34         103,820         6.9%
   128,519        GNMA II Pool #723                       7.500%      01-20-23         108.24         139,106         6.9%
        15        GNMA Pool #004433                       9.000%      11-15-04         101.30              15         8.9%
       105        GNMA Pool #005466                       8.500%      03-15-05         102.95             108         8.3%
         7        GNMA Pool #005687                       7.250%      02-15-05         102.15               7         7.1%
        52        GNMA Pool #005910                       7.250%      02-15-05         102.15              53         7.1%
       614        GNMA Pool #007003                       8.000%      07-15-05         102.59             630         7.8%
       413        GNMA Pool #009106                       8.250%      05-15-06         104.63             432         7.9%
       552        GNMA Pool #009889                       7.250%      02-15-06         103.51             571         7.0%
       600        GNMA Pool #012526                       8.000%      11-15-06         104.30             625         7.7%
    23,362        GNMA Pool #151443                      10.000%      03-15-16         111.98          26,161         8.9%
     2,836        GNMA Pool #153564                      10.000%      04-15-16         111.98           3,175         8.9%
    13,238        GNMA Pool #172558                       9.500%      08-15-16         112.87          14,942         8.4%
    17,970        GNMA Pool #176992                       8.000%      11-15-16         110.19          19,801         7.3%
     4,288        GNMA Pool #177784                       8.000%      10-15-16         110.19           4,725         7.3%
       207        GNMA Pool #190959                       8.500%      02-15-17         111.54             231         7.6%
    13,898        GNMA Pool #192357                       8.000%      04-15-17         110.47          15,353         7.2%
    21,047        GNMA Pool #194057                       8.500%      04-15-17         111.54          23,475         7.6%
    11,888        GNMA Pool #194287                       9.500%      03-15-17         113.01          13,436         8.4%
    68,442        GNMA Pool #194926                       8.500%      02-15-17         111.54          76,338         7.6%
     1,711        GNMA Pool #196063                       8.500%      03-15-17         111.54           1,909         7.6%
    47,471        GNMA Pool #206762                       9.000%      04-15-21         113.05          53,667         8.0%
    14,067        GNMA Pool #207019                       8.000%      03-15-17         110.47          15,540         7.2%
     1,036        GNMA Pool #208076                       8.000%      04-15-17         110.47           1,144         7.2%
    16,358        GNMA Pool #211013                       9.000%      01-15-20         112.97          18,480         8.0%
    16,948        GNMA Pool #211231                       8.500%      05-15-17         111.54          18,904         7.6%
     8,297        GNMA Pool #212601                       8.500%      06-15-17         111.54           9,255         7.6%
    32,254        GNMA Pool #219335                       8.000%      05-15-17         110.47          35,631         7.2%
    55,744        GNMA Pool #220703                       8.000%      05-15-17         110.47          61,580         7.2%
     7,270        GNMA Pool #220917                       8.500%      04-15-17         111.54           8,109         7.6%
   189,867        GNMA Pool #222112                       8.000%      01-15-22         110.60         209,996         7.2%
    21,872        GNMA Pool #223126                      10.000%      08-15-17         112.10          24,519         8.9%
    11,950        GNMA Pool #223133                       9.500%      07-15-17         113.01          13,505         8.4%
    10,075        GNMA Pool #223348                      10.000%      08-15-18         112.23          11,307         8.9%


    $1,602        GNMA Pool #223588                      10.000%      12-15-18        $112.23         $ 1,798         8.9%
    14,486        GNMA Pool #228308                      10.000%      01-15-19         112.32          16,271         8.9%
     6,442        GNMA Pool #230223                       9.500%      04-15-18         113.11           7,286         8.4%
     1,543        GNMA Pool #247473                      10.000%      09-15-18         108.37           1,672         9.2%
    20,463        GNMA Pool #247681                       9.000%      11-15-19         112.87          23,097         8.0%
     4,028        GNMA Pool #247872                      10.000%      09-15-18         112.23           4,520         8.9%
     2,241        GNMA Pool #250412                       8.000%      03-15-18         110.63           2,480         7.2%
     5,263        GNMA Pool #251241                       9.500%      06-15-18         113.11           5,953         8.4%
     8,459        GNMA Pool #258911                       9.500%      09-15-18         113.11           9,568         8.4%
    15,531        GNMA Pool #260999                       9.500%      09-15-18         113.11          17,567         8.4%
     9,642        GNMA Pool #263439                      10.000%      02-15-19         112.32          10,830         8.9%
     1,803        GNMA Pool #265267                       9.500%      08-15-20         113.14           2,040         8.4%
     5,803        GNMA Pool #266983                      10.000%      02-15-19         112.32           6,518         8.9%
     3,562        GNMA Pool #273690                       9.500%      08-15-19         113.11           4,029         8.4%
     7,182        GNMA Pool #274489                       9.500%      12-15-19         113.11           8,123         8.4%
    28,024        GNMA Pool #285744                       9.000%      05-15-20         112.97          31,658         8.0%
    11,227        GNMA Pool #286556                       9.000%      03-15-20         112.97          12,683          8.0
     6,935        GNMA Pool #289092                       9.000%      04-15-20         112.97           7,835         8.0%
     9,494        GNMA Pool #301366                       8.500%      06-15-21         111.48          10,584         7.6%
     1,909        GNMA Pool #302723                       8.500%      05-15-21         111.48           2,128         7.6%
     9,376        GNMA Pool #302933                       8.500%      06-15-21         111.48          10,453         7.6%
    25,240        GNMA Pool #304512                       8.500%      05-15-21         111.48          28,138         7.6%
    61,547        GNMA Pool #305091                       9.000%      07-15-21         113.05          69,581         8.0%
     6,317        GNMA Pool #306693                       8.500%      09-15-21         111.48           7,043         7.6%
    12,229        GNMA Pool #308792                       9.000%      07-15-21         113.05          13,825         8.0%
     3,917        GNMA Pool #314222                       8.500%      04-15-22         111.43           4,365         7.6%
    17,697        GNMA Pool #315187                       8.000%      06-15-22         110.60          19,573         7.2%
   158,858        GNMA Pool #315388                       8.000%      02-15-22         110.60         175,700         7.2%
    16,336        GNMA Pool #315754                       8.000%      01-15-22         110.60          18,068         7.2%
    45,560        GNMA Pool #316240                       8.000%      01-15-22         110.60          50,391         7.2%
     5,037        GNMA Pool #317351                       8.000%      05-15-22         110.60           5,571         7.2%
    32,004        GNMA Pool #319441                       8.500%      04-15-22         111.43          35,661         7.6%
    21,079        GNMA Pool #321806                       8.000%      05-15-22         110.60          23,314         7.2%
    51,938        GNMA Pool #321807                       8.000%      05-15-22         110.60          57,444         7.2%
    29,645        GNMA Pool #321976                       8.500%      01-15-22         111.43          33,032         7.6%
    83,227        GNMA Pool #323226                       8.000%      06-15-22         110.60          92,051         7.2%
    68,550        GNMA Pool #323929                       8.000%      02-15-22         110.60          75,818         7.2%
    21,991        GNMA Pool #325165                       8.000%      06-15-22         110.60          24,322         7.2%
    21,713        GNMA Pool #325651                       8.000%      06-15-22         110.60          24,015         7.2%
    77,043        GNMA Pool #329540                       7.500%      08-15-22         108.47          83,568         6.9%
   216,959        GNMA Pool #329982                       7.500%      02-15-23         108.36         235,103         6.9%
    39,910        GNMA Pool #331361                       8.000%      11-15-22         110.60          44,141         7.2%
    27,090        GNMA Pool #335950                       8.000%      10-15-22         110.60          29,962         7.2%
    40,956        GNMA Pool #348213                       6.500%      08-15-23         105.39          43,165         6.2%
    34,755        GNMA Pool #350659                       7.500%      06-15-23         108.36          37,662         6.9%
   268,986        GNMA Pool #350938                       6.500%      08-15-23         105.39         283,496         6.2%
   220,228        GNMA Pool #352001                       6.500%      12-15-23         105.39         232,107         6.2%
   104,260        GNMA Pool #352110                       7.000%      08-15-23         106.82         111,374         6.6%
 3,192,192        GNMA Pool #3556                         5.500%      05-20-34          99.95       3,190,529         5.5%
   193,877        GNMA Pool #367806                       6.500%      09-15-23         105.39         204,335         6.2%
   132,103        GNMA Pool #368238                       7.000%      12-15-23         106.82         141,117         6.6%
   370,789        GNMA Pool #372050                       6.500%      02-15-24         105.24         390,223         6.2%


$   53,431        GNMA Pool #372379                       8.000%      10-15-26        $110.02        $ 58,785         7.3%
    60,420        GNMA Pool #394805                       7.500%      02-15-26         108.06          65,290         6.9%
    93,198        GNMA Pool #405558                       7.500%      01-15-26         108.06         100,710         6.9%
   209,750        GNMA Pool #410215                       7.500%      12-15-25         108.18         226,915         6.9%
    50,046        GNMA Pool #414736                       7.500%      11-15-25         108.18          54,141         6.9%
    69,918        GNMA Pool #417225                       7.500%      01-15-26         108.06          75,553         6.9%
   169,533        GNMA Pool #420707                       7.000%      02-15-26         106.67         180,839         6.6%
    73,136        GNMA Pool #421829                       7.500%      04-15-26         108.06          79,031         6.9%
    72,580        GNMA Pool #424173                       7.500%      03-15-26         108.06          78,430         6.9%
    34,666        GNMA Pool #431036                       8.000%      07-15-26         110.02          38,140         7.3%
   211,977        GNMA Pool #431612                       8.000%      11-15-26         110.02         233,219         7.3%
    50,926        GNMA Pool #442190                       8.000%      12-15-26         110.02          56,029         7.3%
   273,148        GNMA Pool #448490                       7.500%      03-15-27         108.00         295,000         6.9%
   123,894        GNMA Pool #449176                       6.500%      07-15-28         104.79         129,831         6.2%
   480,846        GNMA Pool #457100                       6.500%      11-15-28         104.79         503,887         6.2%
   383,405        GNMA Pool #458762                       6.500%      01-15-28         104.79         401,776         6.2%
   185,776        GNMA Pool #460726                       6.500%      12-15-27         104.90         194,882         6.2%
    92,887        GNMA Pool #462444                       6.500%      12-15-27         104.90          97,440         6.2%
   127,231        GNMA Pool #462623                       6.500%      03-15-28         104.79         133,328         6.2%
   116,296        GNMA Pool #469226                       6.500%      03-15-28         104.79         121,869         6.2%
   295,120        GNMA Pool #469615                       6.500%      10-15-28         104.79         309,261         6.2%
 2,632,844        GNMA Pool #471369                       5.500%      05-15-33         100.13       2,636,206         5.5%
   306,203        GNMA Pool #472028                       6.500%      05-15-28         104.79         320,875         6.2%
   322,906        GNMA Pool #480030                       6.500%      06-15-28         104.79         338,379         6.2%
 1,141,243        GNMA Pool #486482                       6.500%      09-15-28         104.79       1,195,928         6.2%
   482,611        GNMA Pool #523002                       6.500%      02-15-32         104.64         505,012         6.2%
   185,275        GNMA Pool #538314                       7.000%      02-15-32         106.29         196,936         6.6%
   342,918        GNMA Pool #547605                       6.500%      01-15-31         104.66         358,913         6.2%
   299,376        GNMA Pool #552393                       6.500%      02-15-32         104.64         313,273         6.2%
   171,603        GNMA Pool #554203                       7.000%      12-15-31         106.33         182,460         6.6%
   330,922        GNMA Pool #570141                       6.500%      12-15-31         104.66         346,357         6.2%
 1,365,807        GNMA Pool #585467                       6.000%      08-15-32         102.71       1,402,864         5.8%
   677,784        GNMA Pool #587080                       6.500%      05-15-32         104.64         709,245         6.2%
 1,735,026        GNMA Pool #589580                       5.500%      11-15-32         100.15       1,737,681         5.5%
 1,338,626        GNMA Pool #595207                       5.500%      12-15-32         100.15       1,340,674         5.5%
 1,044,206        GNMA Pool #595455                       5.500%      11-15-32         100.15       1,045,804         5.5%
 1,345,641        GNMA Pool #595606                       6.000%      11-15-32         102.71       1,382,151         5.8%
   998,743        GNMA Pool #619718                       6.000%      05-15-34         102.66       1,025,293         5.8%
   179,720        GNMA Pool #780429                       7.500%      09-15-26         108.12         194,314         6.9%
                                                                                                   -----------
TOTAL INVESTMENTS (identified cost, $31,497,810) - 99.4%                                           $34,568,887
                                                                                                   -----------
Other Assets, less Liabilities - 0.6%                                                                  212,872
                                                                                                   -----------
Net Assets - 100.0%                                                                                $34,781,759
                                                                                                  ============


FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                STATEMENT OF ASSETS AND LIABILITIES

                     June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost of ($31,497,810) (Note 1A) $ 34,568,887
  Cash....................................          103,396
  Receivable for fund shares sold.........              585
  Receivable from investment adviser......           15,957
  Interest receivable.....................          170,173
  Prepaid expenses........................           15,772
                                               ------------
    Total assets..........................     $ 34,874,770
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $      9,791
  Distributions payable...................           67,819
  Payable to affiliate for Trustees' fees.            2,199
  Transfer agent fee payable..............            1,933
  Accrued expenses and other liabilities..           11,269
                                               ------------
    Total liabilities.....................     $     93,011
                                               ------------

NET ASSETS................................     $ 34,781,759
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 31,893,765
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)       (98,521)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     3,071,077
  Distributions in excess of net investment
   incom..................................          (84,562)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 34,781,759
                                               ============

   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING...........................        3,411,488
                                               ============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $      10.20
                                               ============

See notes to financial statements


                      STATEMENT OF OPERATIONS

              Six Months Ended June 30, 2004 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $    970,452
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $     76,567
   Administrator fee (Note 3).............           15,313
   Compensation of Trustees not employees of
    the investment adviser or administrator           5,999
   Custodian fee (Note 1C)................           29,974
   Distribution expenses (Note 4).........           42,537
   Transfer and dividend disbursing agent fees        6,953
   Printing...............................            1,257
   Interest expense.......................              997
   Shareholder communications.............            2,824
   Audit services.........................           12,156
   Legal services.........................            3,086
   Registration costs.....................            9,100
   Miscellaneous..........................            2,550
                                               ------------
    Total expenses........................     $    209,313
                                               ------------

  Deduct -
   Preliminary reduction of custodian fee.     $    (3,354)
   Preliminary allocation of expenses to
    investment adviser (Note 3)...........         (15,957)
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 4).....         (28,397)
                                               ------------
    Total deductions......................     $   (47,708)
                                               ------------
    Net expenses..........................     $    161,605
                                               ------------
      Net investment income...............     $    808,847
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $   (97,012)
  Change in unrealized appreciation (depreciation)
   of investments.........................        (517,466)
                                               ------------

   Net realized and unrealized loss
    of investments........................        (614,478)
                                               ------------

    Net increase in net assets from
     operations...........................     $   194,369
                                               ============

(1) The Institutional share class of Current Income Fund was fully liquidated on May 20, 2003.

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2004       Dec. 31, 2003
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    808,847          $  2,448,956
     Net realized gain (loss) on investments....................................          (97,012)            1,664,914
     Change in unrealized appreciation (depreciation) on investments............         (517,466)           (3,218,260)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    194,369          $    895,610
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income -
       Standard shares..........................................................     $   (808,849)         $ (2,349,214)
       Institutional shares.....................................................                -              (333,233)
     From net realized gain.....................................................         (297,830)                   --
                                                                                      ------------          ------------
       Total distributions......................................................     $ (1,106,679)         $ (2,682,447)
                                                                                      ------------          ------------


   Net increase (decrease) in net assets from Fund share transactions (Note 5) -
     Standard shares............................................................     $   (637,447)         $(21,111,610)
     Institutional shares.......................................................                -           (15,550,021)
                                                                                      ------------          ------------
       Net decrease in net assets from fund share transactions..................     $   (637,447)         $(36,661,631)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(1,549,757)          $(38,448,468)

NET ASSETS:
   At beginning of period.......................................................       36,331,516            74,779,984
                                                                                      ------------          ------------
   At end of period.............................................................     $ 34,781,759          $ 36,331,516
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $    (84,562)         $    (84,560)
                                                                                     =============         =============

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------




                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               ---------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2004    2003          2002        2001(4)      2000(4)     1999(4)
--------------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)


Net asset value, beginning of period........     $ 10.490     $ 10.810     $  10.580    $  10.460    $  10.090    $ 10.660
                                                  --------     --------     --------     --------     --------     --------

Income (loss) from investment operations:

   Net investment income(1)  ...............     $  0.245     $  0.417     $   0.565    $   0.616    $   0.631    $  0.620
   Net realized and unrealized gain (loss)..       (0.197)      (0.235)        0.231        0.120        0.372      (0.570)
                                                  --------     --------     --------     --------     --------     --------

       Total income from
          investment operations.............     $  0.048     $  0.182     $   0.796    $   0.736    $   1.003    $  0.050
                                                  --------     --------     --------     --------     --------     --------


Less distributions:

   Distributions from investment income.....     $ (0.245)    $ (0.502)    $  (0.555)   $  (0.616)   $  (0.633)   $ (0.620)
   Distributions from capital gains.........       (0.093)       -             -           --           --          --
   Tax return of capital....................        -            -            (0.011)      --           --          --
                                                  --------     --------     --------     --------     --------     --------

       Total distributions..................     $ (0.338)    $ (0.502)    $  (0.566)   $  (0.616)   $  (0.633)   $ (0.620)
                                                  --------     --------     --------     --------     --------     --------

Net asset value, end of period..............     $ 10.200     $ 10.490     $  10.810    $  10.580    $  10.460    $ 10.090
                                                  =========    =========    =========    =========    =========    =========
Total return(2) ............................        0.45%        1.73%         7.70%        7.18%       10.31%        0.52%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $  34,782    $  36,332    $  59,077    $  54,966    $  68,015     $76,452
   Ratio of net expenses to average net assets       0.97%(8)     0.95%        0.97%(3)     0.95%(3)(6)  0.95%(3)(6)0.91%(3)

   Ratio of net expenses after custodian fee
     reduction to average net assets(6) ....        0.95%(7)(8)   0.95%        0.95%(3)(7)     --          --
   Interest expense.........................        -             0.01%           --           --          --          --
   Ratio of net investment income
      to average net assets.................        4.75%(8)     4.43%         5.28%        5.83%        6.22%       6.02%
   Portfolio turnover rate .................           19%          20%        36%(5)        4%(5)        6%(5)       0%(5)

----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2004 and for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2004         2003          2002         2001         2000         1999
                                                   -------------------------------------------------------------------------

     Net investment income per share........     $  0.232     $  0.401     $   0.555    $   0.609    $   0.629     $  0.615
                                                 =========    =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):

       Expenses ............................        1.25%(8)     1.12%        1.06%(3)     1.02%(3)     0.97%(3)     0.96%(3)
                                                 =========    =========    =========    =========    =========     =========
       Expenses after custodian fee reduction       1.23%(7)(8)  1.12%        1.04%(3)(7)   --          --             --
                                                 =========    =========    =========    =========    =========     =========
       Interest expense.....................        -            0.01%         --           --          --             --
                                                 =========    =========    =========    =========    =========     =========
       Net investment income................        4.49%(8)     4.26%         5.19%        5.76%        6.20%        5.97%
                                                 =========    =========    =========    =========    =========     =========
----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Certain of the per share data are based on average shares outstanding.
(5)Represents portfolio turnover rate at the fund's corresponding portfolio.
(6)Under a written agreement in effect for the current fiscal year, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(7)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(8)Annualized.

See notes to financial statements


Wright Managed Income Trust

-------------------------------------------------------------------------------
Notes to Financial Statements

(1)SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Government Near Term Fund (WNTB) series, Wright U.S. Government Intermediate Fund (WUSGI) series, Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB seeks a high level of income, which is normally above that available from short-term money market instruments or funds. WUSGI seeks a high total return with an emphasis on income. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal. Prior to December 20, 2002, WNTB, WUSGI, and WCIF invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolio and maintain the same investment objective.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

B. Interest Income - Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities. The income is accrued ratably to the date of maturity on the investments of the funds.

C. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Funds. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2003, the Trust, for federal income tax purposes, had capital loss carryovers of $609,212 (WNTB) and $1,759,664 (WTRB) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

         12/31               WNTB                  WTRB
-------------------------------------------------------------------------------

2004                          -                     -
2005                          -                     -
2006                      $37,825                   -
2007                      297,581                   -
2008                      273,806               $1,251,058
2009                          -                     -
2010                      508,606                   -

     At December 31, 2003, net capital losses of $18,591 for WNTB and $25,907 for WUSGI attributable to security transactions incurred after October 31, 2003 are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

G. Interim Financial Statements - The interim financial statements relating to June 30, 2004 and for the period then ended have not be audited by an independent certified public accountants, but in the opinion of the Trust's management reflect all recurring adjustments, necessary for the fair presentation of the financial statements.

(2)DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

     Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

(3)INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2004, the effective annual rate for WNTB, WUSGI, WCIF, and WTRB was 0.45 %. Under a written agreement, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee reductions, if any. Accordingly, Wright made a reduction of its investment adviser fee by $20,350 and $29,279 on behalf of WNTB and WUSGI, respectively. In addition, Wright has been allocated expenses of $9,432, $6,727, and $15,957 on behalf of WUSGI, WTRB and WCIF, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2004, the effective annual rate was 0.09% for WNTB, 0.09% for WUSGI, 0.07% for WTRB, and 0.09% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, a distribution fee at an annual rate of 0.25% of the average daily net assets of each fund for activities primarily intended to result in the sale of each fund's shares. Pursuant to a written agreement (Note 3), the Principal Underwriter made a reduction of its fee by $31,223, $16,266, $34,933, and $28,397 for the benefit of WNTB, WUSGI,
WTRB, and WCIF, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each fund's shares. The amount of service fee payable under the Service Plan may not exceed 0.25% annually of each fund's average daily net assets. For the six months ended June 30, 2004, the funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                   Six Months Ended                    Year Ended
                                                                     June 30, 2004                  December 31, 2003
                                                                  ------------------              ---------------------
                                                                      (unaudited)
                                                               Shares            Amount         Shares            Amount
---------------------------------------------------------------------------------------------------------------------------------


Wright U.S. Government Near Term Fund--
     Sold.................................................     282,879    $   2,863,423       1,235,965     $  12,845,606
     Issued to shareholders in payment of  distributions
      declared............................................      26,775          271,973          61,296           635,839
     Redemptions..........................................    (685,834)      (6,966,238)     (1,835,158)      (19,044,704)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................    (376,180)   $  (3,830,842)       (537,897)    $  (5,563,259)
                                                            ============= ===============    ===========     ==============

Wright U.S. GOVERNMENT INTERMEDIATE Fund--
     Sold.................................................     131,587    $   1,696,674         339,323     $   4,638,610
     Issued to shareholders in payment of distributions
      declared............................................      11,900          154,046          62,991           838,112
     Redemptions..........................................    (367,629)      (4,726,241)       (455,254)       (6,206,016)
                                                            -----------   --------------     -----------    --------------
         Net increase/(decrease)..........................    (224,142)   $  (2,875,521)        (52,940)    $    (729,294)
                                                            ===========   ==============     ===========    ==============

Wright Total Return Bond Fund--
     Sold.................................................     417,836    $   5,340,263       1,205,393     $  15,614,387
     Issued to shareholders in payment of distributions
      declared............................................      57,292          731,968         106,037         1,375,694
     Redemptions..........................................    (714,837)      (9,086,064)     (1,051,037)      (13,631,293)
                                                            -----------   --------------     -----------    --------------
         Net increase/(decrease)..........................    (239,709)   $  (3,013,833)        260,393     $   3,358,788
                                                            ===========   ==============     ===========    ==============

Wright Current Income Fund -- Standard Shares

     Sold.................................................     820,161     $  8,426,511       1,044,836     $  11,086,467
     Issued to shareholders in payment of distributions
      declare.............................................      55,251          572,363         103,674         1,101,063
     Redemptions..........................................    (928,981)      (9,636,321)     (3,146,463)      (33,299,140)
                                                            -----------   --------------     -----------    --------------
         Net increase/(decrease)..........................     (53,569)    $   (637,447)     (1,997,953)    $ (21,111,610)
                                                            ===========   =============     ===========    ==============

Wright Current Income Fund -- Institutional Shares

     Sold.................................................           -     $      -             394,118     $   4,020,000
     Issued to shareholders in payment of distributions
      declared............................................           -            -              27,597           282,568
     Redemptions..........................................           -            -          (1,948,242)      (19,852,589)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................           -     $      -          (1,526,527)    $ (15,550,021)
                                                            ============   ==============    ===========    ==============



(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                     Six Months Ended June 30, 2004
                -----------------------------------------
                WNTB        WUSGI       WTRB        WCIF
----------------------------------------------------------------------------

Purchases--
Non-U.S.
Obligations       $ -          $ -  $ 2,852,360        $ -
           ===========  =========== =========== ===========
U.S. Gov't
Obligations$19,728,286  $ 4,240,290 $11,745,671 $ 6,578,795
           ===========  =========== =========== ===========

Sales --
Non-U.S. Gov't
Obligation        $ -          $ -  $ 5,412,014        $ -
           ===========  =========== =========== ===========
U.S. Gov't
Obligations$24,128,564  $ 7,030,941 $11,763,773 $ 7,375,401
           ===========  =========== =========== ===========

----------------------------------------------------------------------------



 (7)FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2004, as computed on a federal income tax basis, are as follows:

                WNTB        WUSGI       WTRB        WCIF
------------------------------------------------------------------------------

Aggregate
 cost.........$22,800,783 $10,885,324 $38,622,468 $31,497,810
              =========== =========== =========== ===========
Gross unrealized
 appreciation.      6,612      15,217     376,596   3,189,184
Gross unrealized
 depreciation.  (312,380)    (205,306)   (750,819)   (118,107)
               ----------   ----------  ----------  ----------
Net unrealized
 depreciation.$ (305,768)  $ (190,089) $ (374,223) $3,071,077
              ============ ============ ========== ============


(8)LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. At June 30, 2004, WTRB had a balance outstanding of $63,000 pursuant to this line of credit. The funds did not have significant borrowings or allocated fees during the six months ended June 30, 2004.


(9)CLASS ELIMINATION

     The Institutional Share class of the Current Income Fund was fully liquidated on May 20, 2003.

WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 Wheelers Farms Road, Milford, CT 06460



SEMI-ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Richard E. Taber, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER
         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         Forum Shareholder Services, LLC
         Two Portland Square
         Portland, ME 04101


         THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF A MUTUAL FUND UNLESS ACCOMPANIED OR PRECEDED BY A FUND'S CURRENT PROSPECTUS.

Item 2. CODE OF ETHICS

Not Required in Filing.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not Required in Filing.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Required in Filing.

Items 5.AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

Item 6. SCHEDULE OF INVESTMENTS

Included in Financial Statements

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Required in Filing.

Item 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Required in Filing.

Item 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240.14a-101), or this Item.

Item 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. EXHIBITS

(a)(1) Code of Ethics

Not required in Filing

(a)(2) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940(17CFR 270.30a-2(a)) is attached hereto as Exhibit 99Cert.

(a)(3)

Not required in Filing

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906Cert.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Wright Managed Equity Trust (On behalf of Wright Selected Blue Chip Equities
--------------------------------------------------------------------------------
Find, Wright Major Blue Chip Equities Fund, and Wright  International  Blue Chip
--------------------------------------------------------------------------------
Equities Fund.
---------------


By:      /s/ Peter m. Donovan
         --------------------
         Peter M. Donovan
         President

Date:    August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ James L. O'Connor
         ----------------------
         James L. O'Connor
         Treasurer

Date:    August 24, 2004

By:      /s/ Peter M. Donovan
         ----------------------
         Peter M. Donovan
         President

Date:    August 23, 2004